UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21338

AllianzGI Convertible & Income Fund II

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 28

Date of reporting period: February 28, 2017

Item 1. Report to Shareholders

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

Annual Report

February 28, 2017

2 – 3	Letter from the President
4 – 5	Fund Insights
6 – 8	Performance & Statistics
9 – 28	Schedules of Investments
29	Statements of Assets and Liabilities
30	Statements of Operations
31 – 32	Statements of Changes in Net Assets
33 – 44	Notes to Financial Statements
45 – 46	Financial Highlights
47	Report of Independent Registered Public Accounting Firm
48	Tax Information
49	Annual Shareholder Meeting Results
50	Changes to the Board of Trustees and Officers/Proxy Voting Policies & Procedures
51 – 52	Privacy Policy
53 – 54	Dividend Reinvestment Plan
55 – 58	Board of Trustees
59	Fund Officers

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder:

The US economy continued to expand during the twelve-month fiscal reporting period ended February 28, 2017, but the overall pace was far from robust. Economic activity overseas remained generally tepid. Against this backdrop, US equities generated strong results, though international equities generated mixed results. In addition, the US bond market posted a modest return during the twelve-month period.

For the twelve-month period ended February 28, 2017

∎	AllianzGI Convertible & Income Fund returned 41.09% on net asset value (“NAV”) and 59.15% on market price.

∎	AllianzGI Convertible & Income Fund II returned 41.68% on NAV and 56.31% on market price.

During the twelve-month period ended February 28, 2017, the Standard & Poor’s (“S&P”) 500 Index, an unmanaged index generally representative of the US stock market, rose 24.98% and the BofA Merrill Lynch High Yield Master II Index, an unmanaged index generally representative of the high yield bond market, gained 22.30%. Convertible securities, which share characteristics of both stocks and bonds, also generated strong results. The BofA Merrill Lynch All Convertibles-All Qualities Index, an unmanaged index generally representative of the convertible securities market, returned 22.82%.

US gross domestic product (“GDP”), the value of goods and services produced in the country, which is the broadest measure of economic activity and the principal indicator of economic performance, expanded at a 0.9% annualized pace during the first quarter of 2016. After ticking down to 0.8% in the second quarter, GDP grew at a 3.5% annualized pace during the third quarter, which represented the strongest expansion in two years. The Commerce Department’s final reading — released after the reporting period had ended — showed that GDP grew at an annualized pace of 2.1% for the fourth quarter of 2016.

The US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade at its meeting in December 2015. After remaining on hold at its first seven meetings in 2016, the Fed again raised interest rates 0.25% in December 2016 to a range between 0.50% and 0.75%. After remaining on hold at its first meeting in February of 2017, on March 15, 2017 — after the reporting period ended — the Fed again raised rates 0.25% to a range between 0.75% and 1.00%. Following the March 2017 meeting, the Fed maintained an unchanged position on interest rates and stated, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

2	Annual Report	| February 28, 2017

Outlook

Looking ahead, we believe investors should expect muted growth as the US enters its late-cycle period, Japan struggles with its aging population and Europe suffers from the uncertainties of the approval by citizens of the United Kingdom, in June 2016, of a referendum to leave the European Union (“Brexit”). In our view, the US and European Union should ultimately avoid recessions, but remain mired in a relatively weak economic expansion. We expect the Fed to continue to

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modestly increase interest rates in 2017, prompting central banks in emerging markets to lower their rates as inflation falls. Elsewhere, we expect the European Central Bank and Bank of Japan should maintain their accommodative monetary policies. We have passed peak global liquidity as central banks have pushed past negative interest rate policies to begin supporting government spending.

The tides of deregulation continued to shift in 2016, and nationalism and populism gained ground. Given the results of the November elections in the US and the significant elections looming in Europe in 2017, politics should remain a key investment consideration. We also believe that monetary policy will become more political. As to where governments will spend the money their central banks print, we believe domestic infrastructure and defense spending will be the focus of many countries in the coming years.

Against this backdrop, we believe markets are increasingly susceptible to volatility as politics, geopolitics, divergent monetary policies and internal market structures all converge and evolve. We believe that navigating this sea of uncertainty requires clear direction and an active management approach, with investors staying agile in their asset allocations, confident in their processes and thorough in their research.

For specific information on the Funds and their performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

On behalf of Allianz Global Investors U.S. LLC, the Funds’ investment manager, thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo
President & Chief Executive Officer

February 28, 2017 |	Annual Report	3

Fund Insights

AllianzGI Convertible & Income Funds

February 28, 2017 (unaudited)

For the period of March 1, 2016, through February 28, 2017, as provided by Doug Forsyth, CFA, Portfolio Manager.

For the twelve-month period ended February 28, 2017, the AllianzGI Convertible & Income Fund and the AllianzGI Convertible & Income Fund II (the “Funds”) returned 41.09% and 41.68% NAV and 59.15% and 56.31% on market price, respectively.

Market Environment

Several factors influenced convertibles and high-yield bonds throughout the twelve-month period, including constructive economic trends, corporate health, the Treasury market and the Fed, US elections, risk appetite and commodity price strength.

In the US, economic reports were largely positive, signaling ongoing economic growth and supporting the market’s advance. Jobless claims remained subdued and the unemployment rate fell to a nine-year low. Housing prices continued to ascend, and in December, consumer confidence hit its highest level in more than 15 years. Overall, the trend in economic data reinforced the favorable market conditions for both convertibles and high-yield bonds.

Operating performance for most convertible and high-yield issuers met or exceeded expectations and credit metrics showed further improvement. According to Bank of America Merrill Lynch, net leverage ticked lower for a second consecutive quarter in the third quarter and interest coverage rose quarter-over-quarter for both the second and third quarters of 2016. Furthermore, earnings before interest, tax, depreciation and amortization (“EBITDA”), far exceeded the gains reported in the second quarter, spiking dramatically (on a year-over-year percentage basis) in the third quarter. These statistics provided additional proof of the underlying fundamental strength of the convertible and high-yield bond markets.

In addition to strong absolute returns, convertible and high-yield bonds provided substantial diversification benefits, significantly outperforming core fixed income and US Treasuries. Additionally, the high-yield market responded positively to the Fed’s rate increase and commentary. On balance, a cautious Fed and a highly accommodative environment outside the US helped support the performance of risk assets over the twelve-month period.

The unexpected election of Donald Trump as the US President triggered a rotation into risk assets, with investors fleeing safe-haven investments. Despite an initial negative reaction, the market rallied through year-end into 2017. It appeared that the President’s pro-growth agenda caused an abrupt shift in sentiment in the latter months of 2016, and without hesitation, investors anticipated a more favorable corporate earnings backdrop, predicated on anticipation of positive tax reform, decreased regulation, increased fiscal spending and less congressional gridlock in the Trump administration.

After bottoming in February 2016, energy and base-metal prices stabilized, traded range-bound, and then strengthened. Crude oil benefited from an agreement by the Organization of the Petroleum Countries (“OPEC”) to cut oil production and pledges of support from non-OPEC producers. Copper and other base-metals also trended higher. A more favorable economic backdrop, along with continual improvement in industry dynamics, helped support the energy and the materials-related industries, which were the best performers of 2016, in part due to their oversold conditions exiting 2015.

4	Annual Report	| February 28, 2017

Portfolio Review

The Funds were a natural beneficiary of the increased appetite for risk, both pre- and post-election, and were able to share in the strong capital appreciation across the asset classes that compose the portfolios. In addition to providing a strong total return, the Funds also provided a high level of income over the twelve-month period.

In the convertible sleeve, sectors that contributed positively to relative performance were energy, industrials and media. On the other hand, technology, health care and consumer staples pressured relative performance.

In the high yield sleeve, industries that aided relative performance were diversified financial services, metals/mining ex steel and steel producers/products. In contrast, energy, aerospace/defense and super retail hampered relative performance.

Outlook

Equity markets continue to record new all-time highs, volatility is near all-time lows and interest rates appear to be trending higher on an improving economic outlook. Historically, these factors have been positive indicators for both economic and corporate earnings growth and supportive of investments in risk assets.

Stress in select industries has waned, and, in our opinion, overall, balance sheets, leverage ratios and interest coverage ratios continue to support investments in high-yield and convertible asset classes. From a fundamental standpoint, as well as the observed condition of the economy, we believe defaults should trend to near the long-term historical average during 2017.

The US economy is expected to expand at a moderate pace in 2017 and both equity market performance and steepness of the Treasury yield curve support this notion. Moreover, we believe that President Trump’s agenda should result in even stronger economic growth.

Regarding corporate health, we believe that profits are poised to trend higher in 2017 after accelerating into year-end. Additionally, the new administration’s policies could create the most favorable backdrop for corporate earnings in years.

US monetary policy continues to be modestly accommodative with the Fed expected to take a gradual approach toward adjustments. Until the Fed either moves aggressively or is well into the tightening cycle, we do not expect monetary policy to drive an extended sell-off and spread-widening in high-yield and convertibles.

February 28, 2017	| Annual Report	5

Performance & Statistics

AllianzGI Convertible & Income Fund

February 28, 2017 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	59.15%	41.09%
5 Year	5.68%	8.05%
10 Year	4.51%	5.40%
Commencement of Operations (3/31/03) to 2/28/17	7.41%	7.82%

Market Price/NAV Performance:

Commencement of Operations (3/31/03) to 2/28/17

Market Price/NAV:
Market Price	$6.93
NAV(2)	$6.87
Premium to NAV	0.87%
Market Price Yield(3)	11.26%
Leverage(4)	37.10%

S&P Global Ratings*

(as a % of total investments)

6	Annual Report	| February 28, 2017

Performance & Statistics

AllianzGI Convertible & Income Fund II

February 28, 2017 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	56.31%	41.68%
5 Year	5.38%	8.11%
10 Year	4.10%	4.64%
Commencement of Operations (7/31/03) to 2/28/17	6.20%	6.72%

Market Price/NAV Performance:

Commencement of Operations (7/31/03) to 2/28/17

Market Price/NAV:
Market Price	$6.17
NAV(2)	$6.14
Premium to NAV	0.49%
Market Price Yield(3)	11.18%
Leverage(4)	37.48%

S&P Global Ratings*

(as a % of total investments)

February 28, 2017	| Annual Report	7

Performance & Statistics

AllianzGI Convertible & Income Funds

February 28, 2017 (unaudited)

Notes to Performance & Statistics:

* Bond ratings apply to the underlying holdings of the Funds and not the Funds themselves and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”). Presentations of credit ratings information in this report use ratings provided by S&P for this purpose, among other reasons, because of the access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research.

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Funds’ financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at February 28, 2017.

(4) Represents Preferred Shares (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

8	Annual Report	| February 28, 2017

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2017

Principal Amount (000s)		Value
Corporate Bonds & Notes – 41.7%
	Advertising – 0.4%
$4,515	Affinion Group, Inc., 7.875%, 12/15/18	$4,018,350
	Aerospace & Defense – 1.4%
7,135	Erickson, Inc., 8.25%, 5/1/20 (b)	642,150
6,636	Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19	6,528,165
5,970	TransDigm, Inc., 6.50%, 5/15/25	6,126,712
		13,297,027
	Air Freight & Logistics – 0.5%
4,830	XPO Logistics, Inc., 6.50%, 6/15/22 (c)(d)	5,089,613
	Chemicals – 2.0%
7,500	Chemours Co., 6.625%, 5/15/23	8,034,375
5,670	Platform Specialty Products Corp., 6.50%, 2/1/22 (c)(d)	5,953,500
4,875	Tronox Finance LLC, 7.50%, 3/15/22 (c)(d)	5,118,750
		19,106,625
	Commercial Services – 2.4%
8,050	Cenveo Corp., 6.00%, 5/15/24 (c)(d)	7,224,875
5,164	DynCorp International, Inc., 11.875%, 11/30/20	4,996,165
7,375	Monitronics International, Inc., 9.125%, 4/1/20	7,375,000
3,500	United Rentals North America, Inc., 5.50%, 7/15/25	3,705,625
		23,301,665
	Commercial Services & Supplies – 0.6%
5,585	West Corp., 5.375%, 7/15/22 (c)(d)	5,385,336
	Construction Materials – 0.6%
5,665	US Concrete, Inc., 6.375%, 6/1/24	6,019,063
	Consumer Finance – 0.9%
3,210	Navient Corp., 8.45%, 6/15/18	3,438,713
4,935	Springleaf Finance Corp., 8.25%, 10/1/23	5,249,606
		8,688,319
	Diversified Financial Services – 2.6%
2,032	Affinion International Holdings Ltd., 7.50%, 7/30/18 (acquisition cost-$1,752,910; purchased 11/9/15-10/21/16)(c)(d)(h)	1,970,793
	Community Choice Financial, Inc.,
10,085	10.75%, 5/1/19	8,723,525
7,130	12.75%, 5/1/20 (c)(d)	5,810,950
	Nationstar Mortgage LLC / Nationstar Capital Corp.,
2,500	7.875%, 10/1/20	2,607,813
5,300	9.625%, 5/1/19	5,508,687
		24,621,768
	Diversified Telecommunications Services – 0.6%
5,290	Frontier Communications Corp., 10.50%, 9/15/22	5,534,663
	Electronic Equipment, Instruments & Components – 0.8%
7,725	Kemet Corp., 10.50%, 5/1/18	7,758,797
	Entertainment – 0.4%
4,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	4,160,000

February 28, 2017	| Annual Report	9

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2017 (continued)

Principal Amount (000s)		Value
	Equity Real Estate Investment Trust – 0.7%
$2,835	Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.25%, 10/15/23	$3,086,606
3,085	Kennedy-Wilson, Inc., 5.875%, 4/1/24	3,250,819
		6,337,425
	Health Care Providers & Services – 2.7%
5,430	DaVita, Inc., 5.125%, 7/15/24	5,552,175
3,860	Envision Healthcare Corp., 6.25%, 12/1/24 (c)(d)	4,101,250
7,955	Kindred Healthcare, Inc., 8.75%, 1/15/23	7,756,125
	Tenet Healthcare Corp.,
3,500	5.00%, 3/1/19	3,519,880
4,530	8.125%, 4/1/22	4,779,150
		25,708,580
	Healthcare-Services – 0.0%
300	HCA, Inc., 7.50%, 2/15/22	346,875
	Holding Companies-Diversified – 0.6%
5,865	Horizon Pharma, Inc., 6.625%, 5/1/23	5,744,768
	Hotels, Restaurants & Leisure – 1.0%
8,405	MGM Resorts International, 11.375%, 3/1/18	9,213,981
	Household Durables – 0.7%
4,395	Beazer Homes USA, Inc., 8.75%, 3/15/22 (c)(d)	4,779,035
1,800	Lennar Corp., 12.25%, 6/1/17	1,846,260
		6,625,295
	Independent Power & Renewable Electricity Producers – 0.6%
5,585	NRG Energy, Inc., 6.25%, 5/1/24	5,612,925
	Internet & Direct Marketing Retail – 0.3%
2,800	Netflix, Inc., 5.875%, 2/15/25	3,045,000
	Internet Software & Services – 0.7%
	EarthLink Holdings Corp.,
2,800	7.375%, 6/1/20	2,972,200
3,440	8.875%, 5/15/19	3,533,740
		6,505,940
	Iron/Steel – 0.9%
	AK Steel Corp.,
1,315	7.50%, 7/15/23	1,439,925
7,305	8.375%, 4/1/22	7,624,594
		9,064,519
	Machinery – 1.7%
5,250	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (c)(d)	5,381,250
3,997	Commercial Vehicle Group, Inc., 7.875%, 4/15/19	4,026,977
6,755	Navistar International Corp., 8.25%, 11/1/21	6,856,325
		16,264,552
	Media – 1.8%
7,370	Cablevision Systems Corp., 8.00%, 4/15/20	8,162,275
4,671	LiveStyle, Inc., 9.625%, 2/1/19 (acquisition cost-$4,879,905; purchased 5/7/14-2/26/15)(b)(c)(d)(h)	46,710
8,355	McClatchy Co., 9.00%, 12/15/22	8,835,412
		17,044,397

10	Annual Report	| February 28, 2017

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2017 (continued)

Principal Amount (000s)		Value
	Metals & Mining – 2.6%
$5,100	Alcoa Nederland Holding BV, 7.00%, 9/30/26 (c)(d)	$5,610,000
6,590	ArcelorMittal, 10.60%, 6/1/19	7,759,725
3,950	Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (c)(d)	4,414,125
5,975	United States Steel Corp., 8.375%, 7/1/21 (c)(d)	6,736,812
		24,520,662
	Miscellaneous Manufacturing – 0.7%
7,350	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (c)(d)	7,111,125
	Multiline Retail – 0.3%
2,835	Dollar Tree, Inc., 5.75%, 3/1/23	3,012,188
	Oil & Gas – 0.7%
2,700	Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	2,356,506
2,835	NGL Energy Partners LP / NGL Energy Finance Corp., 7.50%, 11/1/23 (c)(d)	2,998,012
820	Weatherford International Ltd., 8.25%, 6/15/23	891,750
		6,246,268
	Oil, Gas & Consumable Fuels – 5.0%
500	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	508,750
	Cobalt International Energy, Inc. (c)(d),
14,783	7.75%, 12/1/23	7,539,330
16,950	10.75%, 12/1/21	16,017,750
3,550	Energy Transfer Equity LP, 5.50%, 6/1/27	3,776,313
7,225	EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	7,098,562
4,895	Oasis Petroleum, Inc., 6.875%, 3/15/22	5,017,375
3,500	Rice Energy, Inc., 6.25%, 5/1/22	3,587,500
4,530	Sanchez Energy Corp., 6.125%, 1/15/23	4,371,450
		47,917,030
	Pharmaceuticals – 0.6%
2,290	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (c)(d)	2,038,100
4,000	Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21 (c)(d)	3,687,500
		5,725,600
	Retail – 0.6%
9,465	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (c)(d)	5,986,612
	Semiconductors & Semiconductor Equipment – 1.2%
4,645	Amkor Technology, Inc., 6.375%, 10/1/22	4,830,800
6,210	Micron Technology, Inc., 5.875%, 2/15/22	6,504,975
		11,335,775
	Software – 0.6%
5,035	Camelot Finance S.A., 7.875%, 10/15/24 (c)(d)	5,374,863
	Specialty Retail – 0.7%
3,500	Claire’s Stores, Inc., 9.00%, 3/15/19 (c)(d)	1,627,500
5,500	Conn’s, Inc., 7.25%, 7/15/22	4,826,250
		6,453,750
	Technology Hardware, Storage & Peripherals – 0.5%
3,935	Western Digital Corp., 10.50%, 4/1/24	4,608,869
	Telecommunications – 2.0%
7,370	Consolidated Communications, Inc., 6.50%, 10/1/22	7,388,425
4,250	Hughes Satellite Systems Corp., 7.625%, 6/15/21	4,728,125
7,655	Windstream Services LLC, 7.50%, 4/1/23	7,386,309
		19,502,859

February 28, 2017	| Annual Report	11

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2017 (continued)

Principal Amount (000s)		Value
	Trading Companies & Distributors – 0.3%
$2,250	H&E Equipment Services, Inc., 7.00%, 9/1/22	$2,379,375
	Wireless Telecommunication Services – 1.0%
7,205	Sprint Communications, Inc., 11.50%, 11/15/21	9,105,319
Total Corporate Bonds & Notes (cost-$415,434,079)		397,775,778
Convertible Bonds & Notes – 34.8%
	Air Freight & Logistics – 0.2%
2,280	Echo Global Logistics, Inc., 2.50%, 5/1/20	2,174,550
	Automobiles – 0.3%
2,850	Tesla, Inc., 1.25%, 3/1/21	2,700,375
	Biotechnology – 0.9%
7,920	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	8,405,100
	Capital Markets – 1.2%
16,490	Walter Investment Management Corp., 4.50%, 11/1/19	11,378,100
	Construction & Engineering – 0.4%
4,485	Layne Christensen Co., 4.25%, 11/15/18	4,016,878
	Construction Materials – 0.5%
4,275	Cemex SAB de CV, 3.72%, 3/15/20	4,747,922
	Consumer Finance – 2.2%
9,320	Encore Capital Group, Inc., 3.00%, 7/1/20	9,296,700
12,165	PRA Group, Inc., 3.00%, 8/1/20	11,678,400
		20,975,100
	Diversified Consumer Services – 1.1%
13,510	Ascent Capital Group, Inc., 4.00%, 7/15/20	10,487,137
	Electrical Equipment – 1.6%
16,800	SolarCity Corp., 1.625%, 11/1/19	15,099,000
	Energy Equipment & Services – 3.1%
18,235	Helix Energy Solutions Group, Inc., 3.25%, 3/15/32	18,007,062
16,110	Hornbeck Offshore Services, Inc., 1.50%, 9/1/19	11,448,169
		29,455,231
	Equity Real Estate Investment Trust – 0.6%
5,400	Two Harbors Investment Corp., 6.25%, 1/15/22	5,437,125
	Health Care Equipment & Supplies – 0.7%
5,965	Wright Medical Group, Inc., 2.00%, 2/15/20	6,815,013
	Health Care Products – 0.2%
1,710	Nevro Corp., 1.75%, 6/1/21	2,135,363
	Health Care Providers & Services – 0.9%
2,850	Brookdale Senior Living, Inc., 2.75%, 6/15/18	2,800,125
	Molina Healthcare, Inc.,
1,500	1.125%, 1/15/20	1,999,688
3,645	1.625%, 8/15/44	3,941,156
		8,740,969
	Independent Power & Renewable Electricity Producers – 0.9%
9,230	NRG Yield, Inc., 3.25%, 6/1/20 (c)(d)	9,045,400
	Insurance – 0.6%
7,680	AmTrust Financial Services, Inc., 2.75%, 12/15/44	6,182,400

12	Annual Report	| February 28, 2017

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2017 (continued)

Principal Amount (000s)		Value
	Internet Software & Services – 1.4%
$4,560	Blucora, Inc., 4.25%, 4/1/19	$4,571,400
10,445	Gogo, Inc., 3.75%, 3/1/20	8,382,112
		12,953,512
	Iron/Steel – 0.3%
1,425	AK Steel Corp., 5.00%, 11/15/19	2,508,000
	IT Services – 0.4%
3,705	ServiceSource International, Inc., 1.50%, 8/1/18	3,610,059
	Life Sciences Tools & Services – 0.1%
1,480	Fluidigm Corp., 2.75%, 2/1/34	998,075
	Machinery – 1.9%
6,975	Meritor, Inc., 7.875%, 3/1/26	11,866,219
6,225	Navistar International Corp., 4.75%, 4/15/19	6,046,031
		17,912,250
	Oil, Gas & Consumable Fuels – 2.1%
13,370	Cheniere Energy, Inc., 4.25%, 3/15/45	9,175,163
1,825	SM Energy Co., 1.50%, 7/1/21	1,812,453
9,980	Whiting Petroleum Corp., 1.25%, 4/1/20	8,944,575
		19,932,191
	Personal Products – 1.6%
16,145	Herbalife Ltd., 2.00%, 8/15/19	15,438,737
	Pharmaceuticals – 1.7%
3,380	ANI Pharmaceuticals, Inc., 3.00%, 12/1/19	3,897,563
3,260	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	3,070,513
9,135	Teligent, Inc., 3.75%, 12/15/19	8,883,787
		15,851,863
	Semiconductors & Semiconductor Equipment – 2.0%
2,850	Cypress Semiconductor Corp., 4.50%, 1/15/22 (c)(d)	3,459,188
1,000	Inphi Corp., 0.75%, 9/1/21 (c)(d)	1,098,125
4,570	Micron Technology, Inc., 3.00%, 11/15/43	4,607,131
	SunPower Corp.,
3,135	0.875%, 6/1/21	2,439,422
9,405	4.00%, 1/15/23	7,735,612
		19,339,478
	Software – 0.9%
8,695	FireEye, Inc., 1.625%, 6/1/35	7,733,115
570	PROS Holdings, Inc., 2.00%, 12/1/19	576,769
		8,309,884
	Specialty Retail – 1.1%
	RH (c)(d),
9,000	zero coupon, 6/15/19	7,807,500
3,990	zero coupon, 7/15/20	3,124,669
		10,932,169
	Technology Hardware, Storage & Peripherals – 1.2%
15,785	Avid Technology, Inc., 2.00%, 6/15/20	11,473,722
	Textiles, Apparel & Luxury Goods – 1.5%
15,150	Iconix Brand Group, Inc., 1.50%, 3/15/18	14,316,750

February 28, 2017	| Annual Report	13

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2017 (continued)

Principal Amount (000s)		Value
	Thrifts & Mortgage Finance – 0.7%
$6,535	MGIC Investment Corp., 5.00%, 5/1/17	$6,567,675
	Tobacco – 2.1%
	Vector Group Ltd. (e),
5,665	1.75%, 4/15/20	6,497,047
8,780	2.50%, 1/15/19	13,562,536
		20,059,583
	Transportation – 0.4%
3,990	Aegean Marine Petroleum Network, Inc., 4.25%, 12/15/21 (c)(d)	3,907,706
Total Convertible Bonds & Notes (cost-$306,653,690)		331,907,317

Shares
Convertible Preferred Stock – 20.6%
	Aerospace & Defense – 0.3%
70,995	Arconic, Inc., 5.375%, 10/1/17	3,133,719
	Banks – 4.2%
12,080	Bank of America Corp., Ser. L, 7.25% (f)	14,375,200
9,695	Huntington Bancshares, Inc., 8.50% (f)	13,455,400
9,880	Wells Fargo & Co., Ser. L, 7.50% (f)	12,103,000
		39,933,600
	Chemicals – 0.7%
68,495	Rayonier Advanced Materials, Inc., 8.00%, 8/15/19	6,954,297
	Commercial Services & Supplies – 0.4%
51,125	Stericycle, Inc., 5.25%, 9/15/18	3,619,650
	Diversified Telecommunications Services – 1.0%
155,900	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	9,876,265
	Electric Utilities – 0.4%
85,390	Exelon Corp., 6.50%, 6/1/17	4,233,636
	Equity Real Estate Investment Trust – 3.0%
798,310	FelCor Lodging Trust, Inc., Ser. A, 1.95% (f)	19,678,342
141,135	Welltower, Inc., 6.50% (f)	8,953,604
		28,631,946
	Financial Services – 0.9%
71,475	Mandatory Exchangeable Trust, 5.75%, 6/3/19 (c)(d)	8,861,113
	Food Products – 0.4%
29,100	Bunge Ltd., 4.875% (f)	3,186,450
9,860	Tyson Foods, Inc., 4.75%, 7/15/17	668,903
		3,855,353
	Health Care Providers & Services – 1.0%
173,170	Anthem, Inc., 5.25%, 5/1/18	8,686,207
2,280	Kindred Healthcare, Inc., 7.50%, 12/1/17	1,061,910
		9,748,117
	Independent Power & Renewable Electricity Producers – 0.5%
156,435	Dynegy, Inc., 5.375%, 11/1/17	4,680,535
	Multi-Utilities – 2.0%
239,645	AES Trust III, 6.75%, 10/15/29	12,157,191
128,500	Dominion Resources, Inc., 6.375%, 7/1/17	6,566,350
		18,723,541

14	Annual Report	| February 28, 2017

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2017 (continued)

Shares		Value
	Oil, Gas & Consumable Fuels – 3.4%
159,375	Anadarko Petroleum Corp., 7.50%, 6/7/18	$6,956,719
173,410	Kinder Morgan, Inc., 9.75%, 10/26/18	8,445,067
124,235	PetroQuest Energy, Inc., 6.875% (f)	1,923,158
230,425	Sanchez Energy Corp., 6.50%, 4/6/18 (f)	9,567,246
12,485	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	240,086
87,160	WPX Energy, Inc., 6.25%, 7/31/18	5,038,720
		32,170,996
	Pharmaceuticals – 1.3%
19,505	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	12,172,095
	Wireless Telecommunication Services – 1.1%
101,870	T-Mobile US, Inc., 5.50%, 12/15/17	10,379,535
Total Convertible Preferred Stock (cost-$191,025,163)		196,974,398
Preferred Stock (a)(c)(g) – 0.8%
	Media – 0.8%
8,339	LiveStyle, Inc., Ser. A	833,900
76,571	LiveStyle, Inc., Ser. B	6,925,081
6,750	LiveStyle, Inc., Ser. B	67
Total Preferred Stock (cost-$15,074,564)		7,759,048
Common Stock (a)(c)(g) – 0.3%
	Advertising – 0.3%
173,720	Affinion Group Holdings, Inc. Class A (cost-$3,080,312) (acquisition cost-$3,080,312; purchased 11/9/15-11/12/15) (h)	2,581,479
	Media – 0.0%
90,406	LiveStyle, Inc.	9
Total Common Stock (cost-$3,080,312)		2,581,488

Units
Warrants (a)(c)(g) – 0.0%
	Commercial Services – 0.0%
2,062,338	Cenveo Corp., strike price $12.00, expires 6/10/24	449,705
	Media – 0.0%
19,500	LiveStyle, Inc., Ser. C, expires 11/30/21	2
Total Warrants (cost-$246,984)		449,707

Principal Amount (000s)
Short-Term Investment – 1.8%
	Time Deposit – 1.8%
$17,416	Deutsche Bank-Grand Cayman, 0.27%, 3/1/17 (cost-$17,416,139)	17,416,139
Total Investments (cost-$948,930,931) – 100.0%		$954,863,875

Notes to Schedule of Investments:

(a)	Non-income producing.

(b)	In default.

(c)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $168,097,735, representing 17.6% of total investments.

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $157,307,492, representing 16.5% of total investments.

February 28, 2017	| Annual Report	15

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2017 (continued)

(e)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(f)	Perpetual maturity. The date shown, if any, is the next call date.

(g)	Fair-Valued–Securities with an aggregate value of $10,790,243, representing 1.1% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)	Restricted. The aggregate acquisition cost is $9,713,127. The aggregate value is $4,598,982, representing 0.5% of total investments.

(i)	Fair Value Measurements–See Note 1(b) to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/17
Investments in Securities – Assets
Corporate Bonds & Notes:
Commercial Services	$–	$16,076,790	$7,224,875	$23,301,665
All Other	–	374,474,113	–	374,474,113
Convertible Bonds & Notes	–	331,907,317	–	331,907,317
Convertible Preferred Stock:
Chemicals	–	6,954,297	–	6,954,297
Financial Services	–	8,861,113	–	8,861,113
Food Products	668,903	3,186,450	–	3,855,353
Health Care Providers & Services	8,686,207	1,061,910	–	9,748,117
Oil, Gas & Consumable Fuels	20,680,592	11,490,404	–	32,170,996
Pharmaceuticals	–	12,172,095	–	12,172,095
All Other	123,212,427	–	–	123,212,427
Preferred Stock	–	–	7,759,048	7,759,048
Common Stock:
Advertising	–	–	2,581,479	2,581,479
Media	–	–	9	9
Warrants:
Commercial Services	–	–	449,705	449,705
Media	–	–	2	2
Short-Term Investment	–	17,416,139	–	17,416,139
Totals	$153,248,129	$783,600,628	$18,015,118	$954,863,875

At February 28, 2017, a security valued at $13,455,400 was transferred from Level 2 to Level 1. This transfer was a result of the security having used an evaluated price from a third-party independent pricing vendor at February 29, 2016, and used an exchange-traded closing price on February 28, 2017.

16	Annual Report	| February 28, 2017

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2017 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2017, was as follows:

	Beginning Balance 2/29/16	Purchases		Sales		Accrued Discounts (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Corporate Bonds & Notes:
Commercial Services	$–	$11,247,777	**	$–		$(567,337)	$ –
Diversified Financial Services	3,328,050	–		–		(60,110)	–
Oil, Gas & Consumable Fuels	1,744,050	–		–		14,837	–
Convertible Preferred Stock:
Health Care Providers & Services	28,514,755	–		(34,697,388	)†	–	–
Technology Hardware, Storage & Peripherals	14,628,600	–		(19,068,350	)†	–	–
Preferred Stock	67	8,324,564	††	–		–	–
Senior Loans	5,922,105	2,402,459	*	(8,324,564	)††	–	–
Common Stock:
Advertising	3,635,960	–		–		–	–
Media	–	–	††	–		–	–
Warrants:
Commercial Services	–	246,984	**	–		–	–
Media	–	–	††	–		–	–
Totals	$57,773,587	$22,221,784		$(62,090,302)		$(612,610)	$ –

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3#	Ending Balance 2/28/17
Investments in Securities – Assets (continued)
Corporate Bonds & Notes:
Commercial Services	$(3,455,565)	$–	$–	$7,224,875
Diversified Financial Services	5,455,585	–	(8,723,525)	–
Oil, Gas & Consumable Fuels	2,612,563	–	(4,371,450)	–
Convertible Preferred Stock:
Health Care Providers & Services	6,182,633	–	–	–
Technology Hardware, Storage & Peripherals	4,439,750	–	–	–
Preferred Stock	(565,583)	–	–	7,759,048
Senior Loans	–	–	–	–
Common Stock:
Advertising	(1,054,481)	–	–	2,581,479
Media	9	–	–	9
Warrants:
Commercial Services	202,721	–	–	449,705
Media	2	–	–	2
Totals	$13,817,634	$ –	$(13,094,975)	$18,015,118

†	Conversion

††	Issued/removed via reorganization

*	PIK payments and funding of unfunded commitment

**	Issued via corporate action

#	Transferred out of Level 3 into Level 2 because an evaluated price from a third-party independent pricing vendor was used on February 28, 2017.

February 28, 2017	| Annual Report	17

Schedule of Investments

AllianzGI Convertible & Income Fund

February 28, 2017 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2017:

	Ending Balance at 2/28/17	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$7,224,875	Third-Party Pricing Vendor	Single Broker Quote	$89.75
Preferred Stock	$7,758,981	Model Price	Proprietary Data Used in Model	$90.44 – $100.00
	$67	Liquidation Value	Price of Stock	$0.01*
Common Stock	$2,581,488	Model Price	Proprietary Data Used in Model	$0.0001 – $14.86
Warrant	$449,705	Fundamental Analytical Data Relating to the Investment	Price of Warrant	$0.218056
	$2	Model Price	Proprietary Data Used in Model	$0.0001

*	Preferred stock trades are in lots of 1,000.

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 28, 2017, was $(4,872,897). Net realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

Glossary:

PIK	-	Payment-in-Kind

18	Annual Report	| February 28, 2017 |	See accompanying Notes to Financial Statements

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2017

Principal Amount (000s)		Value
Corporate Bonds & Notes – 42.1%
	Advertising – 0.4%
$3,485	Affinion Group, Inc., 7.875%, 12/15/18	$3,101,650
	Aerospace & Defense – 1.4%
5,465	Erickson, Inc., 8.25%, 5/1/20 (b)	491,850
5,071	Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19	4,988,597
4,545	TransDigm, Inc., 6.50%, 5/15/25	4,664,306
		10,144,753
	Air Freight & Logistics – 0.6%
3,920	XPO Logistics, Inc., 6.50%, 6/15/22 (c)(d)	4,130,700
	Chemicals – 2.0%
5,500	Chemours Co., 6.625%, 5/15/23	5,891,875
4,330	Platform Specialty Products Corp., 6.50%, 2/1/22 (c)(d)	4,546,500
3,965	Tronox Finance LLC, 7.50%, 3/15/22 (c)(d)	4,163,250
		14,601,625
	Commercial Services – 2.4%
5,974	Cenveo Corp., 6.00%, 5/15/24 (c)(d)	5,361,665
3,888	DynCorp International, Inc., 11.875%, 11/30/20	3,761,355
5,925	Monitronics International, Inc., 9.125%, 4/1/20	5,925,000
2,500	United Rentals North America, Inc., 5.50%, 7/15/25	2,646,875
		17,694,895
	Commercial Services & Supplies – 0.6%
4,265	West Corp., 5.375%, 7/15/22 (c)(d)	4,112,526
	Construction Materials – 0.6%
4,335	US Concrete, Inc., 6.375%, 6/1/24	4,605,938
	Consumer Finance – 1.0%
2,605	Navient Corp., 8.45%, 6/15/18	2,790,606
3,865	Springleaf Finance Corp., 8.25%, 10/1/23	4,111,394
		6,902,000
	Diversified Financial Services – 2.6%
1,564	Affinion International Holdings Ltd., 7.50%, 7/30/18 (acquisition cost-$1,349,093; purchased 11/9/15-10/21/16)(c)(d)(h)	1,516,782
7,465	Community Choice Financial, Inc., 10.75%, 5/1/19	6,457,225
5,370	12.75%, 5/1/20 (c)(d)	4,376,550
2,000	Nationstar Mortgage LLC / Nationstar Capital Corp., 7.875%, 10/1/20	2,086,250
4,250	9.625%, 5/1/19	4,417,344
		18,854,151
	Diversified Telecommunications Services – 0.6%
4,045	Frontier Communications Corp., 10.50%, 9/15/22	4,232,081
	Electronic Equipment, Instruments & Components – 0.8%
5,815	Kemet Corp., 10.50%, 5/1/18	5,840,441
	Entertainment – 0.4%
3,045	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	3,166,800

February 28, 2017	| Annual Report	19

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2017 (continued)

Principal Amount (000s)		Value
	Equity Real Estate Investment Trust – 0.7%
$2,165	Communications Sales & Leasing, Inc. / CSL Capital LLC, 8.25%, 10/15/23	$2,357,144
2,345	Kennedy-Wilson, Inc., 5.875%, 4/1/24	2,471,044
		4,828,188
	Health Care Providers & Services – 2.7%
4,125	DaVita, Inc., 5.125%, 7/15/24	4,217,812
2,950	Envision Healthcare Corp., 6.25%, 12/1/24 (c)(d)	3,134,375
6,045	Kindred Healthcare, Inc., 8.75%, 1/15/23	5,893,875
2,750	Tenet Healthcare Corp., 5.00%, 3/1/19	2,765,620
3,470	8.125%, 4/1/22	3,660,850
		19,672,532
	Holding Companies-Diversified – 0.6%
4,425	Horizon Pharma, Inc., 6.625%, 5/1/23	4,334,288
	Hotels, Restaurants & Leisure – 1.0%
6,395	MGM Resorts International, 11.375%, 3/1/18	7,010,519
	Household Durables – 0.7%
3,365	Beazer Homes USA, Inc., 8.75%, 3/15/22 (c)(d)	3,659,034
1,500	Lennar Corp., 12.25%, 6/1/17	1,538,550
		5,197,584
	Independent Power & Renewable Electricity Producers – 0.6%
4,265	NRG Energy, Inc., 6.25%, 5/1/24	4,286,325
	Internet & Direct Marketing Retail – 0.3%
2,200	Netflix, Inc., 5.875%, 2/15/25	2,392,500
	Internet Software & Services – 0.7%
2,200	EarthLink Holdings Corp., 7.375%, 6/1/20	2,335,300
2,598	8.875%, 5/15/19	2,668,795
		5,004,095
	Iron/Steel – 1.0%
1,005	AK Steel Corp., 7.50%, 7/15/23	1,100,475
5,600	8.375%, 4/1/22	5,845,000
		6,945,475
	Machinery – 1.8%
4,225	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (c)(d)	4,330,625
3,435	Commercial Vehicle Group, Inc., 7.875%, 4/15/19	3,460,762
5,495	Navistar International Corp., 8.25%, 11/1/21	5,577,425
		13,368,812
	Media – 1.8%
5,630	Cablevision Systems Corp., 8.00%, 4/15/20	6,235,225
3,589	LiveStyle, Inc., 9.625%, 2/1/19 (acquisition cost-$3,749,795; purchased 5/7/14-2/26/15)(b)(c)(d)(h)	35,890
6,645	McClatchy Co., 9.00%, 12/15/22	7,027,087
		13,298,202
	Metals & Mining – 2.6%
3,900	Alcoa Nederland Holding BV, 7.00%, 9/30/26 (c)(d)	4,290,000
5,050	ArcelorMittal, 10.60%, 6/1/19	5,946,375
3,050	Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (c)(d)	3,408,375

20	Annual Report	| February 28, 2017

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2017 (continued)

Principal Amount (000s)		Value
	Metals & Mining (continued)
$4,525	United States Steel Corp., 8.375%, 7/1/21 (c)(d)	$5,101,937
		18,746,687
	Miscellaneous Manufacturing – 0.8%
5,650	Harland Clarke Holdings Corp., 9.25%, 3/1/21 (c)(d)	5,466,375
	Multiline Retail – 0.3%
2,165	Dollar Tree, Inc., 5.75%, 3/1/23	2,300,313
	Oil & Gas – 0.7%
2,300	Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	2,007,394
2,165	NGL Energy Partners LP / NGL Energy Finance Corp., 7.50%, 11/1/23 (c)(d)	2,289,488
630	Weatherford International Ltd., 8.25%, 6/15/23	685,125
		4,982,007
	Oil, Gas & Consumable Fuels – 5.0%
11,154	Cobalt International Energy, Inc. (c)(d), 7.75%, 12/1/23	5,688,540
12,800	10.75%, 12/1/21	12,096,000
2,715	Energy Transfer Equity LP, 5.50%, 6/1/27	2,888,081
6,180	EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	6,071,850
3,745	Oasis Petroleum, Inc., 6.875%, 3/15/22	3,838,625
2,500	Rice Energy, Inc., 6.25%, 5/1/22	2,562,500
3,470	Sanchez Energy Corp., 6.125%, 1/15/23	3,348,550
		36,494,146
	Pharmaceuticals – 0.6%
1,755	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (c)(d)	1,561,950
3,000	Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21 (c)(d)	2,765,625
		4,327,575
	Retail – 0.5%
5,785	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (c)(d)	3,659,012
	Semiconductors & Semiconductor Equipment – 1.1%
2,875	Amkor Technology, Inc., 6.375%, 10/1/22	2,990,000
4,740	Micron Technology, Inc., 5.875%, 2/15/22	4,965,150
		7,955,150
	Software – 0.6%
3,850	Camelot Finance S.A., 7.875%, 10/15/24 (c)(d)	4,109,875
	Specialty Retail – 0.7%
4,500	Claire’s Stores, Inc., 9.00%, 3/15/19 (c)(d)	2,092,500
4,000	Conn’s, Inc., 7.25%, 7/15/22	3,510,000
		5,602,500
	Technology Hardware, Storage & Peripherals – 0.5%
3,155	Western Digital Corp., 10.50%, 4/1/24	3,695,294
	Telecommunications – 2.1%
5,630	Consolidated Communications, Inc., 6.50%, 10/1/22	5,644,075
3,500	Hughes Satellite Systems Corp., 7.625%, 6/15/21	3,893,750
5,845	Windstream Services LLC, 7.50%, 4/1/23	5,639,840
		15,177,665
	Trading Companies & Distributors – 0.3%
1,750	H&E Equipment Services, Inc., 7.00%, 9/1/22	1,850,625

February 28, 2017	| Annual Report	21

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2017 (continued)

Principal Amount (000s)		Value
	Wireless Telecommunication Services – 1.0%
$5,545	Sprint Communications, Inc., 11.50%, 11/15/21	$7,007,494
Total Corporate Bonds & Notes (cost-$318,641,550)		305,100,798
Convertible Bonds & Notes – 34.5%
	Air Freight & Logistics – 0.2%
1,720	Echo Global Logistics, Inc., 2.50%, 5/1/20	1,640,450
	Automobiles – 0.3%
2,150	Tesla, Inc., 1.25%, 3/1/21	2,037,125
	Biotechnology – 0.9%
5,980	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	6,346,275
	Capital Markets – 1.2%
12,440	Walter Investment Management Corp., 4.50%, 11/1/19	8,583,600
	Construction & Engineering – 0.4%
3,390	Layne Christensen Co., 4.25%, 11/15/18	3,036,169
	Construction Materials – 0.5%
3,225	Cemex SAB de CV, 3.72%, 3/15/20	3,581,766
	Consumer Finance – 2.2%
7,030	Encore Capital Group, Inc., 3.00%, 7/1/20	7,012,425
9,160	PRA Group, Inc., 3.00%, 8/1/20	8,793,600
		15,806,025
	Diversified Consumer Services – 1.1%
10,220	Ascent Capital Group, Inc., 4.00%, 7/15/20	7,933,275
	Electrical Equipment – 1.6%
12,690	SolarCity Corp., 1.625%, 11/1/19	11,405,137
	Energy Equipment & Services – 3.1%
13,775	Helix Energy Solutions Group, Inc., 3.25%, 3/15/32	13,602,812
12,155	Hornbeck Offshore Services, Inc., 1.50%, 9/1/19	8,637,647
		22,240,459
	Equity Real Estate Investment Trust – 0.6%
4,100	Two Harbors Investment Corp., 6.25%, 1/15/22	4,128,188
	Health Care Equipment & Supplies – 0.7%
4,490	Wright Medical Group, Inc., 2.00%, 2/15/20	5,129,825
	Health Care Products – 0.2%
1,290	Nevro Corp., 1.75%, 6/1/21	1,610,887
	Health Care Providers & Services – 0.9%
2,150	Brookdale Senior Living, Inc., 2.75%, 6/15/18	2,112,375
1,100	Molina Healthcare, Inc., 1.125%, 1/15/20	1,466,437
2,750	1.625%, 8/15/44	2,973,438
		6,552,250
	Independent Power & Renewable Electricity Producers – 0.9%
6,905	NRG Yield, Inc., 3.25%, 6/1/20 (c)(d)	6,766,900
	Insurance – 0.6%
5,790	AmTrust Financial Services, Inc., 2.75%, 12/15/44	4,660,950
	Internet Software & Services – 1.3%
3,440	Blucora, Inc., 4.25%, 4/1/19	3,448,600
7,880	Gogo, Inc., 3.75%, 3/1/20	6,323,700
		9,772,300

22	Annual Report	| February 28, 2017

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2017 (continued)

Principal Amount (000s)		Value
	Iron/Steel – 0.3%
$1,075	AK Steel Corp., 5.00%, 11/15/19	$1,892,000
	IT Services – 0.4%
2,795	ServiceSource International, Inc., 1.50%, 8/1/18	2,723,378
	Life Sciences Tools & Services – 0.1%
1,120	Fluidigm Corp., 2.75%, 2/1/34	755,300
	Machinery – 1.8%
5,255	Meritor, Inc., 7.875%, 3/1/26	8,940,068
4,675	Navistar International Corp., 4.75%, 4/15/19	4,540,594
		13,480,662
	Oil, Gas & Consumable Fuels – 2.1%
10,095	Cheniere Energy, Inc., 4.25%, 3/15/45	6,927,694
1,375	SM Energy Co., 1.50%, 7/1/21	1,365,547
7,525	Whiting Petroleum Corp., 1.25%, 4/1/20	6,744,281
		15,037,522
	Personal Products – 1.6%
12,175	Herbalife Ltd., 2.00%, 8/15/19	11,642,405
	Pharmaceuticals – 1.6%
2,550	ANI Pharmaceuticals, Inc., 3.00%, 12/1/19	2,940,469
2,460	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	2,317,012
6,890	Teligent, Inc., 3.75%, 12/15/19	6,700,525
		11,958,006
	Semiconductors & Semiconductor Equipment – 2.0%
2,150	Cypress Semiconductor Corp., 4.50%, 1/15/22 (c)(d)	2,609,563
755	Inphi Corp., 0.75%, 9/1/21 (c)(d)	829,084
3,430	Micron Technology, Inc., 3.00%, 11/15/43	3,457,869
2,365	SunPower Corp., 0.875%, 6/1/21	1,840,266
7,095	4.00%, 1/15/23	5,835,637
		14,572,419
	Software – 0.9%
6,555	FireEye, Inc., 1.625%, 6/1/35	5,829,853
430	PROS Holdings, Inc., 2.00%, 12/1/19	435,106
		6,264,959
	Specialty Retail – 1.1%
6,785	RH (c)(d), zero coupon, 6/15/19	5,885,988
3,010	zero coupon, 7/15/20	2,357,206
		8,243,194
	Technology Hardware, Storage & Peripherals – 1.2%
11,915	Avid Technology, Inc., 2.00%, 6/15/20	8,660,716
	Textiles, Apparel & Luxury Goods – 1.5%
11,450	Iconix Brand Group, Inc., 1.50%, 3/15/18	10,820,250
	Thrifts & Mortgage Finance – 0.7%
4,965	MGIC Investment Corp., 5.00%, 5/1/17	4,989,825

February 28, 2017	| Annual Report	23

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2017 (continued)

Principal Amount (000s)		Value
	Tobacco – 2.1%
$4,335	Vector Group Ltd. (e), 1.75%, 4/15/20	$4,971,703
6,620	2.50%, 1/15/19	10,225,967
		15,197,670
	Transportation – 0.4%
3,010	Aegean Marine Petroleum Network, Inc., 4.25%, 12/15/21 (c)(d)	2,947,919
Total Convertible Bonds & Notes (cost-$231,354,230)		250,417,806

Shares
Convertible Preferred Stock – 20.4%
	Aerospace & Defense – 0.3%
53,595	Arconic, Inc., 5.375%, 10/1/17	2,365,683
	Banks – 4.2%
9,140	Bank of America Corp., Ser. L, 7.25% (f)	10,876,600
7,455	Huntington Bancshares, Inc., 8.50% (f)	10,346,571
7,435	Wells Fargo & Co., Ser. L, 7.50% (f)	9,107,875
		30,331,046
	Chemicals – 0.7%
51,505	Rayonier Advanced Materials, Inc., 8.00%, 8/15/19	5,229,303
	Commercial Services & Supplies – 0.4%
38,485	Stericycle, Inc., 5.25%, 9/15/18	2,724,738
	Diversified Telecommunications Services – 1.0%
117,480	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	7,442,358
	Electric Utilities – 0.9%
134,610	Exelon Corp., 6.50%, 6/1/17	6,673,964
	Equity Real Estate Investment Trust – 3.0%
610,095	FelCor Lodging Trust, Inc., Ser. A, 1.95% (f)	15,038,842
106,440	Welltower, Inc., 6.50% (f)	6,752,553
		21,791,395
	Financial Services – 0.9%
53,995	Mandatory Exchangeable Trust, 5.75%, 6/3/19 (c)(d)	6,694,030
	Food Products – 0.4%
20,900	Bunge Ltd., 4.875% (f)	2,288,550
7,330	Tyson Foods, Inc., 4.75%, 7/15/17	497,267
		2,785,817
	Health Care Providers & Services – 1.0%
130,760	Anthem, Inc., 5.25%, 5/1/18	6,558,921
1,720	Kindred Healthcare, Inc., 7.50%, 12/1/17	801,090
		7,360,011
	Independent Power & Renewable Electricity Producers – 0.5%
117,560	Dynegy, Inc., 5.375%, 11/1/17	3,517,395
	Multi-Utilities – 1.3%
186,560	AES Trust III, 6.75%, 10/15/29	9,464,189

24	Annual Report	| February 28, 2017

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2017 (continued)

Shares		Value
	Oil, Gas & Consumable Fuels – 3.4%
120,125	Anadarko Petroleum Corp., 7.50%, 6/7/18	$5,243,456
130,590	Kinder Morgan, Inc., 9.75%, 10/26/18	6,359,733
94,905	PetroQuest Energy, Inc., 6.875% (f)	1,469,130
173,845	Sanchez Energy Corp., 6.50%, 4/6/18 (f)	7,218,044
8,585	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	165,090
65,805	WPX Energy, Inc., 6.25%, 7/31/18	3,804,187
		24,259,640
	Pharmaceuticals – 1.3%
14,705	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	9,176,655
	Wireless Telecommunication Services – 1.1%
76,840	T-Mobile US, Inc., 5.50%, 12/15/17	7,829,228
Total Convertible Preferred Stock (cost-$140,971,578)		147,645,452
Preferred Stock (a)(c)(g) – 1.1%
	Media – 1.1%
8,339	LiveStyle, Inc., Ser. A	833,900
76,571	LiveStyle, Inc., Ser. B	6,925,081
5,000	LiveStyle, Inc., Ser. B	50
Total Preferred Stock (cost-$13,324,564)		7,759,031
Common Stock (a)(c)(g) – 0.3%
	Advertising – 0.3%
133,715	Affinion Group Holdings, Inc. Class A (cost-$2,371,020) (acquisition cost-$2,371,020; purchased 11/9/15-11/12/15) (h)	1,987,005
	Media – 0.0%
90,406	LiveStyle, Inc.	9
Total Common Stock (cost-$2,371,020)		1,987,014

Units
Warrants (a)(c)(g) – 0.0%
	Commercial Services – 0.0%
1,562,241	Cenveo Corp., strike price $12.00, expires 6/10/24	340,656
	Media – 0.0%
19,500	LiveStyle, Inc., Ser. C, expires 11/30/21	2
Total Warrants (cost-$183,305)		340,658

Principal Amount (000s)
Short-Term Investment – 1.6%
	Time Deposit – 1.6%
$11,783	Deutsche Bank-Grand Cayman, 0.27%, 3/1/17 (cost-$11,783,144)	11,783,144
Total Investments (cost-$718,629,391) – 100.0%		$725,033,903

Notes to Schedule of Investments:

(a)	Non-income producing.

(b)	In default.

(c)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $130,074,967 , representing 17.9% of total investments.

February 28, 2017	| Annual Report	25

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2017 (continued)

(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $119,988,264, representing 16.5% of total investments.

(e)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(f)	Perpetual maturity. The date shown, if any, is the next call date.

(g)	Fair-Valued—Securities with an aggregate value of $10,086,703, representing 1.4% of total investments. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(h)	Restricted. The aggregate acquisition cost is $7,469,908. The aggregate value is $3,539,677, representing 0.5% of total investments.

(i)	Fair Value Measurements—See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/17
Investments in Securities – Assets
Corporate Bonds & Notes:
Commercial Services	$–	$12,333,230	$5,361,665	$17,694,895
All Other	–	287,405,903	–	287,405,903
Convertible Bonds & Notes	–	250,417,806	–	250,417,806
Convertible Preferred Stock:
Chemicals	–	5,229,303	–	5,229,303
Financial Services	–	6,694,030	–	6,694,030
Food Products	497,267	2,288,550	–	2,785,817
Health Care Providers & Services	6,558,921	801,090	–	7,360,011
Oil, Gas & Consumable Fuels	15,572,466	8,687,174	–	24,259,640
Pharmaceuticals	–	9,176,655	–	9,176,655
All Other	92,139,996	–	–	92,139,996
Preferred Stock	–	–	7,759,031	7,759,031
Common Stock:
Advertising	–	–	1,987,005	1,987,005
Media	–	–	9	9
Warrants:
Commercial Services	–	–	340,656	340,656
Media	–	–	2	2
Short-Term Investment	–	11,783,144	–	11,783,144
Totals	$114,768,650	$594,816,885	$15,448,368	$725,033,903

At February 28, 2017, a security valued at $10,346,571 was transferred from Level 2 to Level 1. This transfer was a result of the security having used an evaluated price from a third-party independent pricing vendor at February 29, 2016, and used an exchange-traded closing price on February 28, 2017.

26	Annual Report	| February 28, 2017

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2017 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2017, was as follows:

	Beginning Balance 2/29/16	Purchases		Sales		Accrued Discounts (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Corporate Bonds & Notes:
Commercial Services	$–	$8,347,806	**	$–		$(421,027)	$–
Diversified Financial Services	2,463,450	–		–		(44,424)	–
Oil, Gas & Consumable Fuels	1,335,950	–		–		11,366	–
Convertible Preferred Stock:
Health Care Providers & Services	21,518,151	–		(26,183,923	)†	–	–
Technology Hardware, Storage & Peripherals	11,032,200	–		(14,380,450	)†	–	–
Preferred Stock	50	8,324,564	††	–		–	–
Senior Loans	5,922,105	2,402,459	*	(8,324,564	)††	–	–
Common Stock:
Advertising	2,798,655	–		–		–	–
Media	–	–	††	–		–	–
Warrants:
Commercial Services	–	183,305	**	–		–	–
Media	–	–	††	–		–	–
Totals	$45,070,561	$19,258,134		$(48,888,937)		$(454,085)	$ –

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3#	Ending Balance 2/28/17
Investments in Securities – Assets (continued)
Corporate Bonds & Notes:
Commercial Services	$(2,565,114)	$ –	$–	$5,361,665
Diversified Financial Services	4,038,199	–	(6,457,225)	–
Oil, Gas & Consumable Fuels	2,001,234	–	(3,348,550)	–
Convertible Preferred Stock:
Health Care Providers & Services	4,665,772	–	–	–
Technology Hardware, Storage & Peripherals	3,348,250	–	–	–
Preferred Stock	(565,583)	–	–	7,759,031
Senior Loans	–	–	–	–
Common Stock:
Advertising	(811,650)	–	–	1,987,005
Media	9	–	–	9
Warrants:
Commercial Services	157,351	–	–	340,656
Media	2	–	–	2
Totals	$10,268,470	$ –	$(9,805,775)	$15,448,368

†	Conversion.

††	Issued/removed via reorganization

*	PIK payments and funding of unfunded commitment

**	Issued via corporate action

#	Transferred out of Level 3 into Level 2 because an evaluated price from a third-party independent pricing vendor was used on February 28, 2017.

February 28, 2017	| Annual Report	27

Schedule of Investments

AllianzGI Convertible & Income Fund II

February 28, 2017 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at February 28, 2017:

	Ending Balance at 2/28/17	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$5,361,665	Third-Party Pricing Vendor	Single Broker Quote	$89.75
Preferred Stock	$7,758,981	Model Price	Proprietary Data Used in Model	$90.44 – $100.00
	$50	Liquidation Value	Price of Stock	$0.01*
Common Stock	$1,987,014	Model Price	Proprietary Data Used in Model	$0.0001 – $14.86
Warrant	$340,656	Fundamental Analytical Data Relating to the Investment	Price of Warrant	$0.218056
	$2	Model Price	Proprietary Data Used in Model	$0.0001

*	Preferred stock trades are in lots of 1,000.

The net change in unrealized appreciation/depreciation of Level 3 investments held at February 28, 2017, was $(3,784,985). Net realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

Glossary :

PIK	-	Payment-in-Kind

28	Annual Report	| February 28, 2017 |	See accompanying Notes to Financial Statements

Statements of Assets & Liabilities

AllianzGI Convertible & Income Funds

February 28, 2017

	Convertible & Income	Convertible & Income II
Assets:
Investments, at value (cost-$948,930,931 and $718,629,391, respectively)	$954,863,875	$725,033,903
Interest and dividends receivable	13,778,683	10,628,754
Prepaid expenses and other assets	211,007	200,041
Investments in Affiliated Funds - Trustees Deferred Compensation Plan (see Note 3)	39,417	29,770
Total Assets	968,892,982	735,892,468

Liabilities:
Dividends payable to common and preferred shareholders	5,774,373	4,311,506
Investment management fees payable	516,244	392,209
Accrued expenses	368,521	174,205
Trustees Deferred Compensation Plan payable (see Note 3)	39,417	29,770
Total Liabilities	6,698,555	4,907,690
Preferred Shares ($0.00001 par value; $25,000 liquidation preference per share applicable to an aggregate 14,280 and 10,960 shares issued and outstanding, respectively)	357,000,000	274,000,000
Net Assets Applicable to Common Shareholders	$605,194,427	$456,984,778

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$882	$744
Paid-in-capital in excess of par	1,045,156,231	836,435,730
Dividends in excess of net investment income	(4,716,720)	(11,019,612)
Accumulated net realized loss	(441,178,910)	(374,836,596)
Net unrealized appreciation	5,932,944	6,404,512
Net Assets Applicable to Common Shareholders	$605,194,427	$456,984,778
Common Shares Issued and Outstanding	88,185,843	74,430,542
Net Asset Value Per Common Share	$6.86	$6.14

See accompanying Notes to Financial Statements	| February 28, 2017 |	Annual Report	29

Statements of Operations

AllianzGI Convertible & Income Funds

Year ended February 28, 2017

	Convertible & Income	Convertible & Income II
Investment Income:
Interest	$55,414,042	$42,364,790
Dividends (net of foreign withholding taxes of $190,510 and $119,230, respectively)	16,338,137	12,294,410
Miscellaneous	231,632	228,328
Total Investment Income	71,983,811	54,887,528

Expenses:
Investment management	6,471,292	4,912,727
Auction agent	420,902	331,486
Excise tax	175,316	–
Custodian and accounting agent	132,913	117,623
Audit and tax services	114,979	118,284
New York Stock Exchange listing	87,461	74,266
Shareholder communications	83,965	84,673
Legal	59,098	74,735
Trustees	52,223	39,808
Transfer agent	25,086	24,960
Insurance	22,518	18,219
Miscellaneous	60,718	77,204
Total Expenses	7,706,471	5,873,985

Net Investment Income	64,277,340	49,013,543

Realized and Change in Unrealized Gain (Loss):
Net realized loss on investments	(49,853,202)	(37,695,132)
Net change in unrealized appreciation/depreciation of investments	176,239,359	134,580,526
Net realized and change in unrealized gain	126,386,157	96,885,394
Net Increase in Net Assets Resulting from Investment Operations	190,663,497	145,898,937
Dividends on Preferred Shares from Net Investment Income	(2,357,962)	(1,809,753)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$188,305,535	$144,089,184

30	Annual Report	| February 28, 2017 |	See accompanying Notes to Financial Statements

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund

	Year ended February 28, 2017	Year ended February 29, 2016
Investments Operations:
Net investment income	$64,277,340	$73,185,241
Net realized loss	(49,853,202)	(67,091,006)
Net change in unrealized appreciation/depreciation	176,239,359	(181,630,574)
Net increase (decrease) in net assets resulting from investment operations	190,663,497	(175,536,339)

Dividends on Preferred Shares from Net Investment Income	(2,357,962)	(757,583)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	188,305,535	(176,293,922)

Dividends to Common Shareholders from Net Investment Income	(68,722,510)	(81,776,932)

Common Share Transactions:
Reinvestment of dividends	1,099,679	2,599,299
Total increase (decrease) in net assets applicable to common shareholders	120,682,704	(255,471,555)

Net Assets Applicable to Common Shareholders:
Beginning of year	484,511,723	739,983,278
End of year*	$605,194,427	$484,511,723
*Including dividends in excess of net investment income of:	$(4,716,720)	$(1,158,559)

Common Shares Issued in Reinvestment of Dividends	167,487	315,697

See accompanying Notes to Financial Statements	| February 28, 2017 |	Annual Report	31

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund II

	Year ended February 28, 2017	Year ended February 29, 2016
Investments Operations:
Net investment income	$49,013,543	$55,458,039
Net realized loss	(37,695,132)	(50,850,530)
Net change in unrealized appreciation/depreciation	134,580,526	(138,495,836)
Net increase (decrease) in net assets resulting from investment operations	145,898,937	(133,888,327)

Dividends on Preferred Shares from Net Investment Income	(1,809,753)	(581,446)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	144,089,184	(134,469,773)

Dividends to Common Shareholders from Net Investment Income	(51,344,679)	(63,506,799)

Common Share Transactions:
Reinvestment of dividends	249,618	2,625,380
Total increase (decrease) in net assets applicable to common shareholders	92,994,123	(195,351,192)

Net Assets Applicable to Common Shareholders:
Beginning of year	363,990,655	559,341,847
End of year*	$456,984,778	$363,990,655
*Including dividends in excess of net investment income of:	$(11,019,612)	$(9,329,486)

Common Shares Issued in Reinvestment of Dividends	43,113	354,859

32	Annual Report	| February 28, 2017 |	See accompanying Notes to Financial Statements

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2017

1. Organization and Significant Accounting Policies

AllianzGI Convertible & Income Fund (“Convertible & Income”) and AllianzGI Convertible & Income Fund II (“Convertible & Income II”) (each, a “Fund” and, together, the “Funds”), were organized as Massachusetts business trusts on January 17, 2003 and April 22, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Prior to commencing operations on March 31, 2003, and July 31, 2003, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”), serves as the Funds’ investment manager. During a portion of the reporting period, Allianz Global Investors Fund Management LLC (“AGIFM”) and AllianzGI U.S. served as the Funds’ investment manager and sub-adviser, respectively. On October 1, 2016, AGIFM merged with and into AllianzGI U.S. (the “Merger”). Following the Merger, AllianzGI U.S. assumed the services and responsibilities previously provided by AGIFM as investment manager of the Funds, and the Funds ceased to have a sub-adviser. AllianzGI U.S. is, and prior to the Merger, AGIFM was an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly-traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Each Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Funds attempt to achieve this objective by investing in a portfolio of convertible securities and non-convertible income-producing securities. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are

February 28, 2017	| Annual Report	33

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2017

1. Organization and Significant Accounting Policies (continued)

readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of each Fund (together, the “Board”) have adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and have delegated primary responsibility for applying the valuation methods to the Investment Manager. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as necessary. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures adopted by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

∎	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
∎	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
∎	Level 3 – valuations based on significant unobservable inputs (including the Investment

34	Annual Report	| February 28, 2017

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2017

1. Organization and Significant Accounting Policies (continued)

Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Funds to measure fair value during the year ended February 28, 2017 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock and Warrants) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in

February 28, 2017	| Annual Report	35

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2017

1. Organization and Significant Accounting Policies (continued)

securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Consent fees relating to corporate actions and facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of February 28, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions to Shareholders – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital

36	Annual Report	| February 28, 2017

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2017

1. Organization and Significant Accounting Policies (continued)

gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated,

negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts will never be utilized by the borrower.

The Funds may purchase the securities of distressed companies, (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of

February 28, 2017	| Annual Report	37

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2017

1. Organization and Significant Accounting Policies (continued)

liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(h) Payment-in-Kind Securities

The Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(i) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Funds to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

38	Annual Report	| February 28, 2017

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2017

2. Principal Risks (continued)

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, adverse changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividends and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 6, each Fund has auction-rate preferred shares outstanding.

February 28, 2017	| Annual Report	39

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2017

2. Principal Risks (continued)

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities may also be illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

3. Investment Manager/Sub-Adviser & Deferred Compensation

Investment Manager/Sub-Adviser. Each Fund has an Investment Management Agreement (for the purposes of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.70% of each Fund’s average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

Prior to the Merger, AGIFM retained AllianzGI U.S. as sub-adviser to each Fund. From and after the Merger, AllianzGI U.S. has served as Investment

Manager to each Fund. Prior to the Merger, AGIFM (and not either Fund) paid a sub-advisory fee to AllianzGI U.S.

The merger took effect on October 1, 2016, whereby AGIFM merged with and into AllianzGI U.S. by means of a statutory merger, with AllianzGI U.S. succeeding by operation of law to the advisory business of AGIFM under the Investment Management Agreement with each Fund. The sub-advisory relationship between AGIFM and AllianzGI U.S. terminated upon consummation of the Merger. The Merger did not result in any change to the substantive terms of the Agreements, which continued in effect following the Merger with AllianzGI U.S. as a counterparty instead of AGIFM. The Merger also did not result in any change to the manner in which investment advisory services are provided under the Agreements, the personnel responsible for providing investment advisory services to the Funds pursuant to the Agreements or the personnel ultimately responsible for overseeing the provision of such services.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Funds. The Funds have adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Funds, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Funds on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Funds remain in substantially the same financial position whether Trustee fees are paid when earned or deferred.

40	Annual Report	| February 28, 2017

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2017

4. Investments in Securities

For the year ended February 28, 2017, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Convertible & Income	$337,370,016	$249,602,553
Convertible & Income II	254,349,219	188,763,139

5. Income Tax Information

The tax character of dividends paid was:

	Year ended February 28, 2017	Year ended February 29, 2016
	Ordinary Income	Ordinary Income
Convertible & Income	$71,080,472	$82,534,515
Convertible & Income II	53,154,432	64,088,245

At February 28, 2017, the components of distributable earnings were:

	Ordinary Income	Capital Loss Carryforwards(1)
Convertible & Income	$9,357,186	$434,980,775
Convertible & Income II	965,946	370,049,823

(1)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At February 28, 2017, capital loss carryforward amounts were:

	Year of Expiration	No Expiration(2)
	2018	Short-Term	Long-Term
Convertible & Income	$257,419,376	$76,553,586	$101,007,813
Convertible & Income II	227,428,454	58,441,561	84,179,808

(2)	Carryforward amounts are subject to the provision of the Regulated Investment Company Modernization Act of 2010.

February 28, 2017	| Annual Report	41

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2017

5. Income Tax Information (continued)

For the year ended February 28, 2017, the Funds had capital loss carryforwards which expired and were written off as follows:

Expired
Convertible & Income	$130,701,783
Convertible & Income II	130,286,946

For the year ended February 28, 2017, permanent “book-tax” adjustments were:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital In Excess of Par
Convertible & Income(a)(b)(c)(d)(e)	$3,244,971	$127,632,128	$(130,877,099)
Convertible & Income II(a)(b)(c)(e)	2,450,763	127,836,183	(130,286,946)

These permanent "book-tax" differences were primarily attributable to:

(a)	Treatment of bond premium amortization.
(b)	Reclassification of contingent debt/convertible securities income/gains.
(c)	Section 305 sales adjustment.
(d)	Reclassification of non-deductible excise tax accrued.
(e)	Expired Capital Loss Carryforwards.

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At February 28, 2017, the aggregate cost basis and net unrealized depreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis(3)	Unrealized Appreciation	Unrealized Deprecation	Net Unrealized Depreciation
Convertible & Income	$963,273,568	$82,420,147	$90,829,840	$(8,409,693)
Convertible & Income II	730,962,444	57,041,440	62,969,981	(5,928,541)

(3)	Differences between book and tax cost basis were attributable to wash sale loss deferrals, REITS, Section 305 adjustments and the differing treatment of bond premium amortization and convertible securities.

6. Auction-Rate Preferred Shares

Convertible & Income has 2,856 shares of Preferred Shares Series A, 2,856 shares of Preferred Shares Series B, 2,856 shares of Preferred Shares Series C, 2,856 shares of Preferred Shares Series D and 2,856 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 2,192 shares of Preferred Shares Series A, 2,192 shares of

Preferred Shares Series B, 2,192 shares of Preferred Shares Series C, 2,192 shares of Preferred Shares Series D and 2,192 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

42	Annual Report	| February 28, 2017

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2017

6. Auction-Rate Preferred Shares (continued)

For the year ended February 28, 2017, the annualized dividend rates paid with respect to the Preferred shares of each Fund ranged from:

	High	Low	At February 28, 2017
Series A	1.007%	0.452%	0.992%

Series B	1.007%	0.452%	0.977%

Series C	1.007%	0.437%	1.007%

Series D	1.007%	0.467%	1.007%

Series E	1.007%	0.407%	1.007%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for the Preferred shares (which are ARPS) issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction.

In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, which for the Funds is equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS. The maximum rate is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction.

On May 29, 2014, Moody’s Investors Service upgraded each Fund’s Preferred shares ratings to Aa3 from A1. As a result, the applicable multiplier for calculating the maximum rate decreased from 200% to 150% beginning on that date. If the Funds’ Preferred shares auctions continue to fail and the “maximum rate” payable on the Preferred shares rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

7. Related Party Transactions

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 3 and the accrued related party fee amounts are disclosed on the Statements of Assets & Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of

February 28, 2017	| Annual Report	43

Notes to Financial Statements

AllianzGI Convertible & Income Funds

February 28, 2017

7. Related Party Transactions (continued)

having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with

Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the year ended February 28, 2017, purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act were:

	Purchases	Sales
Convertible & Income	$7,855,630	$2,918,656
Convertible & Income II	5,933,217	2,374,500

8. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On March 1, 2017 the following monthly dividends were declared to common shareholders, payable April 3, 2017 to common shareholders of record on March 13, 2017:

Convertible & Income	$0.065 per common share
Convertible & Income II	$0.0575 per common share

On April 3, 2017 the following monthly dividends were declared to common shareholders, payable May 1, 2017 to common shareholders of record on April 13, 2017:

Convertible & Income	$0.065 per common share
Convertible & Income II	$0.0575 per common share

On or around May 1, 2017, services related to custody and fund accounting for the Funds’ are expected to transition from Brown Brothers Harriman & Co. to State Street Bank and Trust Company.

There were no other subsequent events identified that require recognition or disclosure.

44	Annual Report	| February 28, 2017

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each year:

	Year ended
	February 28, 2017		February 29, 2016		February 28, 2015		February 28, 2014		February 28, 2013
Net asset value, beginning of year	$5.50		$8.44		$9.49		$8.78		$8.65
Investment Operations:
Net investment income	0.73		0.83		0.87		1.02	(1)	1.02
Net realized and change in unrealized gain (loss)	1.44		(2.83)		(0.85)		0.75		0.20
Total from investment operations	2.17		(2.00)		0.02		1.77		1.22
Dividends on Preferred Shares from Net Investment Income	(0.03	)(1)	(0.01	)(1)	(0.00	)(1)(2)	(0.01	)(1)	(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	2.14		(2.01)		0.02		1.76		1.21
Dividends to Common Shareholders from Net Investment Income	(0.78)		(0.93)		(1.08)		(1.08)		(1.08)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	–		–		0.01		0.03		0.00	(3)
Capital charge resulting from issuance of common shares and related offering costs	–		–		(0.00	)(2)	(0.00	)(2)	(0.00	)(2)
Total common share transactions	–		–		0.01		0.03		0.00	(3)
Net asset value, end of year	$6.86		$5.50		$8.44	(4)	$9.49		$8.78
Market price, end of year	$6.93		$4.92		$9.12		$10.20		$9.18
Total Investment Return (5)	59.15%		(38.23)%		0.37%		24.87%		7.02%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$605,194		$484,512		$739,983		$811,397		$680,022
Ratio of expenses to average net assets (6)	1.36	%(8)	1.26	%(8)	1.23	%(8)	1.21	%(7)(8)	1.28%
Ratio of net investment income to average net assets (6)	11.33	%(8)	11.51	%(8)	9.73	%(8)	11.13	%(7)(8)	12.12%
Preferred shares asset coverage per share	$67,376		$58,927		$76,819		$81,820		$72,619
Portfolio turnover rate	28%		51%		56%		79%		39%

(1)	Calculated on average common shares outstanding.
(2)	Less than $(0.005) per common share.
(3)	Less than $0.005 per common share.
(4)	Payment from affiliate increased the net asset value by less than $0.01.
(5)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(6)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(7)	Inclusive of reimbursement from Investment Manager of 0.01%.
(8)	Inclusive of excise tax expense of 0.03%, less than 0.005%, 0.05% and 0.04% for the years ended February 28, 2017, February 29, 2016, February 28, 2015 and February 28, 2014, respectively.

See accompanying Notes to Financial Statements	| February 28, 2017 |	Annual Report	45

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each year:

	Year ended
	February 28, 2017		February 29, 2016		February 28, 2015		February 28, 2014		February 28, 2013
Net asset value, beginning of year	$4.89		$7.56		$8.53		$7.97		$7.86
Investment Operations:
Net investment income	0.66		0.75		0.80		0.95	(1)	0.93
Net realized and change in unrealized gain (loss)	1.30		(2.55)		(0.75)		0.62		0.20
Total from investment operations	1.96		(1.80)		0.05		1.57		1.13
Dividends on Preferred Shares from Net Investment Income	(0.02	)(1)	(0.01	)(1)	(0.00	)(1)(2)	(0.01	)(1)	(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.94		(1.81)		0.05		1.56		1.12
Dividends to Common Shareholders from Net Investment Income	(0.69)		(0.86)		(1.02)		(1.02)		(1.02)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	–		–		–		0.02		0.01
Capital charge resulting from issuance of common shares and related offering costs	–		–		–		(0.00	)(2)	(0.00	)(2)
Total common share transactions	–		–		–		0.02		0.01
Net asset value, end of year	$6.14		$4.89		$7.56	(3)	$8.53		$7.97
Market price, end of year	$6.17		$4.46		$8.58		$9.71		$8.52
Total Investment Return (4)	56.31%		(40.34)%		(0.81)%		28.50%		9.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$456,985		$363,991		$559,342		$627,112		$518,277
Ratio of expenses to average net assets (5)	1.37%		1.28%		1.19%		1.18	%(6)	1.31%
Ratio of net investment income to average net assets (5)	11.46%		11.58%		9.87%		11.50	%(6)	12.20%
Preferred shares asset coverage per share	$66,691		$58,208		$76,034		$82,218		$72,287
Portfolio turnover rate	28%		51%		57%		93%		41%

(1)	Calculated on average common shares outstanding.
(2)	Less than $(0.005) per common share.
(3)	Payment from affiliate increased the net asset value by less than $0.01.
(4)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(5)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(6)	Inclusive of reimbursement from Investment Manager of 0.02%.

46	Annual Report	| February 28, 2017 |	See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

AllianzGI Convertible & Income Funds

To the Board of Trustees and Shareholders of

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of the AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II (the “Funds”) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of February 28, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 21, 2017

February 28, 2017	| Annual Report	47

Tax Information (unaudited)

AllianzGI Convertible & Income Funds

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by each Fund.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended February 28, 2017, are designated as “qualified dividend income” (or the maximum amount allowable):

Convertible & Income	21.23%
Convertible & Income II	20.83%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended February 28, 2017, that qualify for the corporate deduction is set below (or the maximum amount allowable):

Convertible & Income	20.93%
Convertible & Income II	20.53%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2017. In January 2018, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2017. The amount that will be reported will be the amount to use on the shareholders’ 2017 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended February 28, 2017. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

48	Annual Report	| February 28, 2017

Annual Shareholder Meeting Results (unaudited)

AllianzGI Convertible & Income Funds

The Funds held their meeting of shareholders on June 30, 2016. Shareholders voted as indicated below:

Convertible & Income:	Affirmative	Withheld Authority
Re-election of Alan Rappaport* — Class I to serve until the annual meeting for the 2019-2020 fiscal year	10,024	590
Re-election of James A. Jacobson* — Class II to serve until the annual meeting for the 2017-2018 fiscal year	10,024	590
Re-election of Hans W. Kertess — Class I to serve until the annual meeting for the 2019-2020 fiscal year	71,168,284	3,961,146
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2019-2020 fiscal year	71,162,363	3,967,067
Election of A. Douglas Eu† — Class III to serve until the annual meeting for the 2018-2019 fiscal year	71,156,266	3,973,164
Election of Barbara R. Claussen† — Class I to serve until the annual meeting for the 2019-2020 fiscal year	71,434,647	3,694,784

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. F. Ford Drummond, Bradford K. Gallagher, James S. MacLeod and Davey S. Scoon continued to serve as Trustees of the Fund.

*	Messrs. Rappaport and Jacobson were elected by preferred shareholders voting as a separate class. All other trustees of Convertible & Income were elected by common and preferred shareholders voting together as a single class.
†	Interested Trustee

Convertible & Income II:	Affirmative	Withheld Authority
Re-election of Alan Rappaport* — Class I to serve until the annual meeting for the 2019-2020 fiscal year	7,793	575
Re-election of James A. Jacobson* — Class II to serve until the annual meeting for the 2017-2018 fiscal year	7,793	575
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2019-2020 fiscal year	62,503,555	3,302,111
Election of A. Douglas Eu† — Class III to serve until the annual meeting for the 2018-2019 fiscal year	62,499,895	3,305,771
Election of Barbara R. Claussen† — Class I to serve until the annual meeting for the 2019-2020 fiscal year	62,454,757	3,350,909

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. F. Ford Drummond, Bradford K. Gallagher, Hans W. Kertess, James S. MacLeod and Davey S. Scoon continued to serve as Trustees of the Fund.

*	Messrs. Rappaport and Jacobson were elected by preferred shareholders voting as a separate class. All other trustees of Convertible & Income II were elected by common and preferred shareholders voting together as a single class.
†	Interested Trustee

February 28, 2017	| Annual Report	49

Changes to the Board of Trustees and Officers/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Convertible & Income Funds

Changes to the Board of Trustees and Officers:

Effective April 15, 2016, Julian Sluyters resigned as a Trustee and as President and Chief Executive Officer of each Fund.

Effective April 25, 2016, A. Douglas Eu became a Class III Trustee of the Convertible & Income Fund and Convertible & Income Fund II.

Mr. Eu is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective April 25, 2016, Thomas J. Fuccillo, formerly the Vice President, Chief Legal Officer and Secretary to the Funds was appointed President and Chief Executive Officer of each Fund.

Effective April 25, 2016, Angela Borreggine, formerly an Assistant Secretary to the Funds was appointed Chief Legal Officer and Secretary of each Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

50	Annual Report	| February 28, 2017

Privacy Policy (unaudited)

AllianzGI Convertible & Income Funds

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle non-public personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and non-affiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

February 28, 2017	| Annual Report	51

Privacy Policy (unaudited) (continued)

AllianzGI Convertible & Income Funds

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

∎	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal Information in accordance with the practices described in this Policy. If you provide Personal

Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

∎	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

52	Annual Report	| February 28, 2017

Dividend Reinvestment Plan (unaudited)

AllianzGI Convertible & Income Funds

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic  enrollment/voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Funds (“newly issued shares”) or (ii) by purchasing common shares of the Funds on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked

February 28, 2017	| Annual Report	53

Dividend Reinvestment Plan (unaudited) (continued)

AllianzGI Convertible & Income Funds

quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who participate in the Plan. If your common shares are held through a broker, bank or other nominee and are not registered with the Plan

Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions –i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC., P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

54	Annual Report	| February 28, 2017

Board of Trustees (unaudited)

AllianzGI Convertible & Income Funds

Name, Address*, Year of Birth and Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees (1)
Davey S. Scoon 1946 Chairman of the Board of Trustees	Since June 2015	Adjunct Professor, University of Wisconsin-Madison (since 2011). Formerly, Chief Administrative and Financial Officer, Tom’s of Maine (personal care products manufacturing) (2003-2005); and Chief Administrative and Financial Officer (formerly Vice President and Chief Financial Officer), Sun Life Financial U.S. (financial services) (2001-2003).	63	Director, Albireo Pharma, Inc. (since 2016); Director, AMAG Pharmaceuticals, Inc. (since 2006); Director, Orthofix International N.V. (since 2011); and Director, Biodel Inc. (since 2013). Formerly, Chairman, Tufts Health Plan (1997-2014); Director, CardioKine Inc (2005-2011); and Director, NitroMed, Inc. (2003-2009).
Deborah A. DeCotis 1952	Since March 2011	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017) Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Director, Helena Rubenstein Foundation (1997-2010); Principal, LaLoop LLC, a retail accessories company (1999-2014); and Director, Armor Holdings (2002-2010).	88†	None.
F. Ford Drummond 1962	Since June 2015	Owner/Operator, Drummond Ranch; and Director, Oklahoma Water Resources Board. Formerly, Director, The Cleveland Bank; and General Counsel, BMI-Health Plans (benefits administration).	63	Director, BancFirst Corporation.

February 28, 2017	| Annual Report	55

Board of Trustees (unaudited) (continued)

AllianzGI Convertible & Income Funds

Name, Address*, Year of Birth and Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Bradford K. Gallagher 1944	Since September 2010	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly Chairman and Trustee, The Common Fund (2005–2014), Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001);	88†	Formerly, Chairman and Trustee, Grail Advisors ETF Trust (2009-2010); and Trustee, Nicholas-Applegate Institutional Funds (2007-2010).
James A. Jacobson 1945	Since December 2009	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	88†	Formerly, Trustee, Alpine Mutual Funds Complex (consisting of 18 funds) (2009-2016).
Hans W. Kertess 1939	Since February 2004	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	88†	None.
James S. MacLeod 1947	Since June 2015	Director, Chairman and Chief Executive Officer, CoastalSouth Bancshares, Inc.; Director and President, CoastalStates Bank; Chairman, Homeowners Mortgage; and Trustee, University of Tampa. Formerly, Executive Vice President, Mortgage Guaranty Insurance Corporation; and Chief Executive Officer, Homeowners Mortgage.	63	Non-Executive Chairman & Director, Sykes Enterprises, Inc.

56	Annual Report	| February 28, 2017

Board of Trustees (unaudited) (continued)

AllianzGI Convertible & Income Funds

Name, Address*, Year of Birth and Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
William B. Ogden, IV 1945	Since September 2006	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	88†	None.
Alan Rappaport 1953	Since June 2010	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Trustee, American Museum of Natural History (2005-2015); Trustee and Member of Board of Overseers, NYU Langone Medical Center (2007-2015); and Vice Chairman (formerly Chairman and President), US Trust (formerly Private Bank of Bank of America, the predecessor entity of US Trust) (2001-2008).	88†	None.

February 28, 2017	| Annual Report	57

Board of Trustees (unaudited) (continued)

AllianzGI Convertible & Income Funds

Name, Address*, Year of Birth and Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustees (2)
Barbara R. Claussen 1956	Since October 2015	Chief Operating Officer (since 2016) and Managing Director and member of the Executive Committee (since 2013) of Allianz Global Investors U.S. Holdings LLC; Managing Director of Allianz Global Investors U.S. LLC; and Managing Director of NFJ Investment Group LLC (since 2003). Formerly, Chairman of the Management Board of Allianz Global Investors Capital LLC (2012); Chief Administrative Officer of Allianz Global Investors U.S. Holdings LLC (2013-2016); Member of Management Board and Chief Risk Officer (2008-2011); and Interim Global Chief Operating Officer Liaison (2012- 2014) of Allianz Global Investors Capital LLC (a predecessor of Allianz Global Investors U.S. LLC).	63	None.
A. Douglas Eu 1961	Since April 2016	Chief Executive Officer, Managing Director and Chairman of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2016); and Member of the Global Executive Committee of Allianz Global Investors GmbH (since 2006). Formerly, Chief Executive Officer of Allianz Global Investors Asia Pacific GmbH (2006-2015)	63	Formerly, Director, Securities and Futures Commission Advisory Committee Hong Kong (2007-2013)

*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.
†	Includes 25 PIMCO Funds that the Trustee currently presides over.
(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.
(2)	Ms. Claussen and Mr. Eu are “Interested Persons” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Manager and its affiliates.

58	Annual Report	| February 28, 2017

Fund Officers (unaudited)

AllianzGI Convertible & Income Funds

Name, Address*, Year of Birth and Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Thomas J. Fuccillo President and Chief Executive Officer 1968	4/2016 to present	Managing Director, Chief Regulatory Counsel and Head of Retail and Funds Legal of Allianz Global Investors U.S. Holdings LLC; Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Distributors LLC; Secretary and Chief Legal Officer of The Korea Fund, Inc. President and Chief Executive Officer of 63 funds in the Fund Complex; Formerly, Vice President, Secretary Chief Legal Officer of numerous funds in the Fund Complex (2004-2016)
Lawrence G. Altadonna Treasurer & Principal Financial and Accounting Officer 1966	NCV 3/2003 to present NCZ 7/2003 to present	Director, Director of Fund Administration of Allianz Global Investors U.S. LLC; Treasurer, Principal Financial and Accounting Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of numerous funds in the Fund Complex (2005-2010).
Angela Borreggine Secretary and Chief Legal Officer 1964	4/2016 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; Chief Legal Officer and Secretary of 63 funds in the Fund Complex. Formerly, Assistant Secretary of numerous funds in the Fund Complex (2015-2016).
Thomas L. Harter, CFA Chief Compliance Officer 1975	6/2013 to present	Director of Allianz Global Investors U.S. Holdings LLC; Director, Deputy Chief Compliance Officer of Allianz Global Investors U.S. LLC; Chief Compliance Officer of 63 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).
Richard J. Cochran Assistant Treasurer 1961	5/2008 to present	Vice President of Allianz Global Investors U.S. LLC; Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.
Orhan Dzemaili Assistant Treasurer 1974	1/2011 to present	Director of Allianz Global Investors U.S. LLC; Assistant Treasurer of 63 funds in the Fund Complex and of The Korea Fund, Inc.
Scott Whisten Assistant Treasurer 1971	1/2007 to present	Director of Allianz Global Investors U.S. LLC; and Assistant Treasurer of 63 funds in the Fund Complex.
Debra Rubano Assistant Secretary 1975	12/2015 to present	Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC; and Assistant Secretary of 63 funds in the fund complex.

Each of the Fund’s executive officers is an “interested person” of the Funds (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

* Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors U.S. LLC, 1633 Broadway, New York, New York 10019.

February 28, 2017	| Annual Report	59

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Fund Officers

Thomas J. Fuccillo

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer & Principal Financial & Accounting Officer

Angela Borreggine

Secretary & Chief Legal Officer

Thomas L. Harter, CFA

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Debra Rubano

Assistant Secretary

Investment Manager*

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent**

Brown Brothers Harriman & Co

50 Post Office Square

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

* Prior to October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”) served as investment manager. On October 1, 2016, AGIFM merged into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”). The merger did not result in any change of control and all services provided by AGIFM will continue to be provided by AllianzGI U.S.

** On or around May 1, 2017, services related to custody and fund accounting for the Funds’ are expected to transition from Brown Brothers Harriman & Co. to State Street Bank and Trust Company.

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Allianz Global Investors Distributors LLC	AR603AR_022817

111495

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were no amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. James A. Jacobson and Davey S. Scoon, each a member of the Board’s Audit Oversight Committee, is an “audit committee financial expert,” and each is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $66,950 in 2016 and $69,963 in 2017.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,480 in 2016 and $17,222 in 2017. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $16,290 in 2016 and $17,023 in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Audit Oversight Committee Policy:

Pre-Approval of Services Provided by Independent Accountants

Allianz Funds, Allianz Funds Multi-Strategy Trust, Premier Multi-Series VIT,

AllianzGI Institutional Multi-Series Trust, The Korea Fund, Inc., and

Allianz Global Investors Sponsored Closed-End Funds1

I.	Introduction

The Funds are required to prepare and file audited financial statements.2 Audited financial statements must be examined by an “independent” accountant.3 Rule 2-01(b) of Regulation S-X provides that the U.S. Securities and Exchange Commission (“SEC”) will “not recognize an accountant as independent, with respect to an audit client, if the accountant is not capable of exercising objective and impartial judgment on all issues encompassed within the accountant’s engagement.” Rule 2-01(c) elaborates on this general standard by providing specific circumstances in which an accountant will not be considered independent. Recently adopted rules and amendments to existing rules operate by providing that an accountant will not be considered independent with respect to a client if the accountant and the client (including certain of the client’s affiliates) do not comply with the restrictions on prohibited services and the rules requiring audit committee pre-approval of services. Therefore, the Audit Oversight Committee (“Committee”) of each of the Funds has adopted the following policies and procedures in order to ensure that the Funds comply with the above requirements.

Each Fund’s Committee is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, a Fund’s Committee must pre-approve any engagement of the Fund’s independent accountant to render audit and/or permissible non-audit services to the Fund as well as to the Fund’s investment adviser4 or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (“Applicable Service Providers”), if the engagement relates directly to the operations and financial reporting of the Fund.5

[1]	The listed entities which are open-end investment companies are known as the “Trusts” and the listed entities which are closed-end investment companies are known as the “Closed-End Funds.” The Trusts’ series and the Closed-End Funds are referred to as “Funds.”
[2]	See, e.g., Rule 3-18 of Regulation S-X.
[3]	See, e.g., Rule 1-02(d) of Regulation S-X.
[4]	For purposes of this requirement, the term “adviser” does not include sub-advisers that are not affiliated with a Fund’s investment adviser, are overseen by that investment adviser, and whose role is primarily portfolio management.
[5]	Rule 2-01(c)(7) of Regulation S-X

In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountants’ independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided;

•	the fees to be charged in connection with the services expected to be provided;

•	a review of the safeguards put into place by the accounting firm to safeguard independence; and

•	periodic meetings with the accounting firm.

The Committee need not evaluate all four factors each time they pre-approve a service; they may rely on previous evaluations to the extent they consider appropriate.

A Fund and its Applicable Service Providers are prohibited from engaging the Fund’s independent accountants to provide services except in accordance with these Procedures. Similarly, a Fund’s independent accountants are prohibited from providing services to a Fund, its Applicable Service Providers or other entities comprising the “client” for purposes of the engagement (see Section III below) except in accordance with these Procedures.

II.	Policy for Pre-Approval of Audit and Non-Audit Services to be Provided to the Funds

On an annual basis, a Fund’s Committee will review and, if the Committee so determines, pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that are proposed to be performed by the Fund’s independent accountants for the Fund and its Applicable Service Providers (to the extent the services to be provided to the Applicable Service Providers relate directly to the operations and financial reporting of the Fund). The Committee may also pre-approve services at any other in-person or telephonic Committee meeting. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year by the independent accountants for the Fund and its Applicable Service Providers.

In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate pre-approval of the President, Treasurer or Assistant Treasurer of the Fund, who may only grant such approval if he or she believes that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, to the extent required, in filings with the SEC.

A.	Audit Services

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee in connection with the audit of the Fund are:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

•	Semiannual financial statement reviews

Individual audit services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within Appendix A. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

B.	Audit-Related Services

The following categories of audit-related services are generally considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

•	Accounting consultations

•	Fund merger support services

•	Agreed upon procedure reports (inclusive of annual review of Basic Maintenance testing associated with issuance of Preferred Shares)

•	Other attestation reports

•	Comfort letters

•	Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within Appendix A. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

C.	Tax Services

The following categories of tax services are generally considered to be consistent with the role of a Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

•	Federal, state and local income tax compliance and sales and use tax compliance, including required filings and amendments

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within Appendix A. Any pre-approval by a Committee Member shall be reported to the full Committee at its next regularly scheduled meeting.

D.	Other Services

Services that are proposed to be provided to a Fund which are not audit, audit-related or tax services may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at any regular or special meeting. Such services may also be pre-approved by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does not exceed the limit assigned within Appendix A. Any pre-approval by a Committee member shall be reported to the full Committee at its next regularly scheduled meeting.

III.	Prohibited Services

A Fund’s independent accountants will not render to the Funds or any “audit client”6 those services set forth in Rule 2-01(c)(4) of Regulation S-X. Those services consist of:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client*

•	Financial information systems design and implementation*

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports*

•	Actuarial services*

•	Internal audit outsourcing services*

•	Management functions or human resources

•	Broker or dealer, investment adviser or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

*	Such services are not prohibited under Rule 2-01(c)(4) of Regulation S-X if it is reasonable to conclude that the results of these services will not be subject to audit procedures during the audit of the audit client’s financial statements.

[6]	For purposes of Rule 2-01, the “audit client” includes, with respect to Funds, all of the following entities:

(i)	the Fund [whose financial statements are] being audited, reviewed or attested;

(ii)	the Fund’s investment adviser (not including sub-advisers whose role is primarily portfolio management and who are subcontracted with or overseen by another investment adviser, although affiliated sub-advisers will be included through the operation of clause (iii) below) or sponsor (defined as an entity that establishes a unit investment trust);

(iii)	any entity controlling, controlled by or under common control with the Fund’s adviser or sponsor if the entity (A) is an investment adviser or sponsor, or (B) is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser, or sponsor; and

(iv)	any fund or entity excluded from the definition of investment company by Section 3(c) of the Investment Company Act of 1940 that has an investment adviser or sponsor referred to in clauses (ii) or (iii) above.

In addition, a Fund’s independent accountant may not provide any personal tax services to individuals who serve in a Financial Reporting Oversight Role with respect to the Funds.7 This restriction does not apply to a Director/Trustee of the Funds if he or she is in a Financial Reporting Oversight Role only because he or she serves as a Director/Trustee of the Funds.

IV.	Pre-Approval of Non-Audit Services Provided to Other Entities within the Fund Complex

Rule 2-01(c)(7) of Regulation S-X provides that an accountant is not independent of a Fund unless the Fund’s Committee approves any permitted non-audit services to be provided to a Fund’s Applicable Service Providers, provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund.

Services to be provided to Applicable Service Providers that are required to be pre-approved, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee at a regular or special meeting or by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee does not exceed the limit assigned, per service, within Appendix A. If a service is approved by a Committee member, the full Committee is notified of such pre-approval at its next regularly scheduled meeting.

Although the Committee will not be required to pre-approve all services provided to Applicable Service Providers and their affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Applicable Service Providers and their affiliates.

V.	De Minimis Exception to Requirement of Pre-Approval of Non-Audit Services

Rule 2-01(c)(7)(i)(c) of Regulation S-X provides a limited exception (sometimes referred to as the “de minimis” exception) to the pre-approval requirements. This exception is designed to prevent the disqualification of the Fund’s independent accountant due to a minor oversight and is to be used only rarely and only if each of the following conditions is satisfied:

•	The aggregate fees and costs of all non-audit services that, but for the limited exception provided by this Section V, would require pre-approval by the Committee constitutes no more than five percent of the total fees and costs paid by the Fund and Applicable Service Providers to the independent accountant during the fiscal year during which such non-audit services are provided;

[7]	Financial Reporting Oversight Role means a role in which a person is in a position to or does exercise influence over the contents of the financial statements or anyone who prepares them, such as when the person is a member of the board of directors or similar management or governing body, chief executive officer, president, chief financial officer, chief operating officer, general counsel, chief accounting officer, controller, director of internal audit, director of financial reporting, treasurer, or any equivalent position.

•	At the time of the engagement for such services, the Fund did not recognize that the services were “non-audit services” that required preapproval; and

•	Each such service is brought promptly to the attention of the Committee and approved prior to the completion of the audit by the Committee, Committee Chair or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated.

VI.	Oversight and Monitoring

A Fund’s CCO will be responsible for determining that a Fund’s Applicable Service Providers and independent accountants have adopted and implemented policies and procedures reasonably designed to prevent violations of these Procedures. If the CCO determines that the Applicable Service Providers’ or the independent accountant’s policies and procedures do not meet such standard, the CCO shall notify the Applicable Service Provider or the independent accountant of the deficiency and request that the Applicable Service Provider or the independent accountant indicate how it intends to address the deficiency. If the deficiency is not addressed to the CCO’s satisfaction within a reasonable time after such notification (as determined by the CCO), then the CCO shall promptly notify the Fund’s Board of Directors/Trustees of the deficiency and shall discuss with the Board possible responses.

VII.	Recordkeeping

The Fund shall maintain a written record of all decisions made pursuant to these procedures, together with appropriate supporting material.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in Section V of these procedures, a record shall be made indicating that each of the conditions for this exception has been satisfied.

A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraph 1 and 2 of this Section VII shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

APPENDIX A

Estimated Fee Limits for Pre-Approval of Services

	Audit Services	Audit Related Services	Tax Services	Other Services	Other Entities
Allianz Funds	$500,000	$500,000	$500,000	$500,000	$500,000
The Korea Fund, Inc.	$150,000	$150,000	$150,000	$150,000	$150,000
Allianz Global Investors Sponsored Closed End Funds	$500,000	$500,000	$500,000	$500,000	$500,000
Allianz Funds Multi-Strategy Trust	$500,000	$500,000	$500,000	$500,000	$500,000
Premier Multi-Series VIT	$500,000	$500,000	$500,000	$500,000	$500,000
AllianzGI Institutional Multi-Series Trust	$500,000	$500,000	$500,000	$500,000	$500,000

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2016 Reporting Period was $5,096,926 and for the 2017 Reporting Period was $4,601,557.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher, F. Ford Drummond, James S. MacLeod, Davey S. Scoon and Deborah A. DeCotis.

ITEM 6. INVESTMENTS

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

ALLIANZGI CONVERTIBLE & INCOME FUND (NCV)

ALLIANZGI CONVERTIBLE & INCOME FUND II (NCZ)

(each a “Trust”)

PROXY VOTING POLICY

1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors U.S. LLC (“AllianzGI US”). A summary of the detailed proxy voting policy of AllianzGI US is attached as Appendix A hereto. Such summary may be revised from time to time to reflect changes to AllianzGI US’s detailed proxy voting policy.

3.	The party voting the proxies (i.e., AllianzGI US) shall vote such proxies in accordance with such party’s proxy voting policy and, to the extent consistent with such policy, may rely on information and/or recommendations supplied by others.

4.	AllianzGI US shall deliver a copy of its proxy voting policy and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policy.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, a summary of the detailed proxy voting policy of AllianzGI US, and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at us.allianzgi.com; and (iii) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, a summary of the detailed proxy voting policy of AllianzGI US shall also be included in the Trust’s Registration Statement or Form N-CSR filings.

Appendix A

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, AllianzGI US has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AllianzGI US will not be responsible for voting of proxies that AllianzGI US has not been notified of on a timely basis by the client’s custodian.

AllianzGI US has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI US’s general voting positions on specific corporate governance issues and corporate actions. AllianzGI US has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in AllianzGI US’s handling of proxy voting responsibilities.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI US will generally refrain from voting proxies on non-U.S. securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI US may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AllianzGI US will vote shares on such issues. Occasionally, there may be instances when AllianzGI US may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI US’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, AllianzGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI US may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AllianzGI US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI US may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AllianzGI US’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AllianzGI US may vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI US’s voting guidelines.

If a client has decided to participate in a securities lending program, AllianzGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI US will use reasonable efforts to notify the client of proxy measures that AllianzGI US deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of May 1, 2017, the following individual has primary responsibility for the day-to-day implementation of the AllianzGI Convertible & Income Fund (“NCV”) and AllianzGI Convertible & Income Fund II (“NCZ”):

Douglas G. Forsyth, CFA

Managing Director, Chief Investment Officer, US Income & Growth Strategies

Mr. Forsyth, CFA, is a portfolio manager, a managing director and CIO US Income & Growth Strategies with Allianz Global Investors, which he joined in 1994. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has 25 years of investment-industry experience. Mr. Forsyth was previously an analyst at AEGON USA. He has a B.B.A. from The University of Iowa.

Justin Kass, CFA

Managing Director, Portfolio Manager

Mr. Kass, CFA, is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management and research responsibilities for the Income and Growth Strategies team. Mr. Kass has 19 years of investment-industry experience. He has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management.

(a) (2) AllianzGI US

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of February 28, 2017 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other RICs		Other Accounts			Other Pooled
PM	#	AUM($million)	#	AUM($million)		#	AUM($million)
Douglas G. Forsyth, CFA	9	10,300	18	3,225	*	21	24,850	**
Justin Kass, CFA	6	6,885	15	3,086		15	23,215

*	Of the Other Accounts, two accounts totaling $198 million in assets pay an advisory fee that is based on the performance of the accounts.
**	Of the Other Pooled Investment Vehicles, four accounts totaling $1,722 million pays an advisory fee that is based in part on the performance of the account.

AllianzGI US

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Portfolio and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professionals at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher- fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher -fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Portfolio. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Portfolio’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Portfolios and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Code of Business Conduct and Code of Ethics (the “Code”), which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Fund. The Code is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Portfolios) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

Compensation Structure for AllianzGI US

As of February 28, 2017 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

The compensation system is designed to support the organization’s corporate values and culture. While acknowledging the importance of financial incentives and seeking to pay top quartile compensation for top quartile performance, AllianzGI US also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams. AllianzGI US’s compensation system supports its belief that investment professionals are a key element of the company’s success in meeting clients’ objectives. To the extent that there are regional experts located in other AllianzGI US-affiliated offices worldwide who are “associated persons” of AllianzGI US and who serve as portfolio managers for certain of the Funds, this compensation strategy is applied independently by the AllianzGI US-affiliated company that employs such a portfolio manager. In such cases, AllianzGI US compensates the employing company through an affiliated transfer pricing arrangement that takes into account the value placed by AllianzGI US on the shared service of the portfolio manager.

The primary components of compensation are the base salary and an annual variable compensation payment. Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in the company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it is typically a comparatively small component, often capped and only adjusted every few years.

The variable compensation component typically comprises a cash bonus that pays out immediately after the performance year as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. Except for certain specialist investment teams as noted below, variable compensation is determined on a discretionary basis and is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

Variable compensation for certain specialist investment teams including AllianzGI US Income & Growth, Structured Products, and NFJ is determined on a formulaic basis. These teams share a percentage of advisory fee revenue including performance fee revenue, if applicable, generated by the investment strategy. Variable compensation for the NFJ Funds also takes into account the performance of the strategy over a five-year period. The relevant performance benchmark for a Fund is the Fund’s primary benchmark index.

After consultation and oversight from the firm’s compensation committee, the lead portfolio manager allocates the team’s share of the shared revenue to the individual team members. Allocation to individual team members is determined based on individual performance and contribution to the team and client success. All team members have agreed upon performance objectives to serve as a basis for performance evaluation during the year. These objectives are both quantitative and qualitative in nature. Quantitative objectives typically align to investment performance and client-stated objectives. Qualitative objectives reflect contributions to broader team goals, such as idea sharing, contributions made to client review meetings, product development or product refinement initiatives, and the way behaviors reflect AllianzGI US’s core values of excellence, passion, integrity and respect. For all investment professionals, a 360 degree feedback evaluation forms part of the qualitative input. Achievement against these goals as measured by the lead portfolio manager and Chief Investment Officer serve to link performance to compensation. Notwithstanding the basis for determining variable compensation, all compensation principles, including the deferral rules and deferred instruments described below, apply.

As noted above, variable compensation includes a deferral component. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (“LTIP”); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (“DIF”). Deferral rates increase in line with the overall variable compensation and can reach up to 42%. Overall awards, splits, components and deferral percentages are regularly reviewed to ensure they are competitive and, where applicable, comply with regulatory standards.

The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating profit of Allianz Global Investors.

The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables qualifying members of staff to invest in a range of Allianz Global Investors’ funds. Investment professionals are encouraged to invest into their own funds or funds of a similar nature to those that they manage. The value of the DIF award is determined by the performance of the fund over the three-year period covering each award.

Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank’. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

In addition to competitive compensation, the firm’s approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a)(4)

The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of February 28, 2017.

AllianzGI Convertible & Income Fund

PM Ownership
Douglas G. Forsyth	None
Justin Kass	$50,001 - $100,000

AllianzGI Convertible & Income Fund II

PM Ownership
Douglas G. Forsyth	None
Justin Kass	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AllianzGI Convertible & Income Fund II

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo, President & Chief Executive Officer

Date: May 1, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: May 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo President & Chief Executive Officer

Date: May 1, 2017

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: May 1, 2017